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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Broadwind Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BROADWIND ENERGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        Notice is hereby given to the holders of the shares of common stock of Broadwind Energy, Inc. (the "Company" or "Broadwind") that the Annual Meeting of Stockholders will be held at 7:30 a.m., Central Daylight Time, on Friday, June 20, 2008, at the Hilton Lisle/Naperville hotel located at 3003 Corporate West Drive, Lisle, Illinois 60532, to consider and act upon the following matters:

  1.
  To elect six (6) individuals to serve on the Board of Directors for a term of one year or until their successors are duly elected and qualified.

  2.
  To approve the reincorporation of the Company from the State of Nevada to the State of Delaware.

  3.
  To approve an amendment to the Articles of Incorporation to increase the authorized common shares from 100,000,000 to 150,000,000.

  4.
  To approve the Broadwind Energy, Inc. 2007 Equity Incentive Plan.

  5.
  To ratify the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for 2008.

  6.
  To consider and act upon such other matters as may properly come before the meeting and any adjournments or postponements thereof.

        Only stockholders of record at the close of business on May 18, 2008 are entitled to notice of the meeting and to vote at the meeting or any adjournment or postponement thereof.

        You are entitled to dissenters' rights under Nevada law with respect to the proposal to reincorporate in Delaware, provided that you strictly comply with the procedures as described in the accompanying proxy statement. We ask that you review the proxy statement carefully and complete, sign, date and return the enclosed proxy in the envelope provided or vote over the internet or by telephone, as described on the enclosed proxy. Your vote is important. The prompt return of proxies will save the Company the expense of further requests for proxies.

BY ORDER OF THE BOARD OF DIRECTORS
James M. Lindstrom Chairman of the Board

Naperville, Illinois
June 9, 2008

BROADWIND ENERGY, INC.

Annual Meeting of Stockholders
June 20, 2008

PROXY STATEMENT

INTRODUCTION

        Your proxy is solicited by the Board of Directors of Broadwind Energy, Inc. ("Broadwind" or the "Company") for the Annual Meeting of Stockholders to be held on Friday, June 20, 2008, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment or postponement thereof.

        The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of the Company's common stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

        You may vote your shares by telephone, over the Internet or by mail by following the instructions on the enclosed proxy. If you vote by telephone or over the Internet, you do not need to return your proxy by mail. Internet and telephone voting facilities will close at 12:00 p.m., Central Daylight Time, on June 19, 2008. If your shares are held in "street name," you must instruct the record holder of your shares in order to vote.

        The presence at the Annual Meeting in person or by proxy of the holders of a majority of our outstanding shares of common stock entitled to vote shall constitute a quorum for the transaction of business. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the meeting for purposes of determining a quorum. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum, but otherwise shall have no effect since the shares are not entitled to vote with regard to a proposal. Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Company, who will forward it to the person or persons appointed by the Company to count the votes of stockholders, or by attending and voting at the meeting. Proxies not revoked will be voted in accordance with the choice specified by stockholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein.

        The vote of a plurality of the shares of our common stock present in person or by proxy at the Annual Meeting is required to elect each of the director nominees. Abstentions in connection with the election of directors will have no effect on such election since directors are elected by a plurality of the votes cast at the Annual Meeting.

        The approval of the reincorporation and the increase in the authorized common shares require the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting who are entitled to vote on such matter. Abstentions in connection with the approval of the reincorporation and the increase in the authorized common shares will be deemed present for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to such proposals will therefore have the same effect as a vote against the proposal.

        For all other business matters, including Proposal Nos. 4 and 5 set forth in the Notice of Meeting, the affirmative vote of a majority of the votes cast is required to pass the proposal. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

        The mailing address of the principal executive offices of the Company is 47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to stockholders on or about June 9, 2008.

OUTSTANDING SHARES AND VOTING RIGHTS

        The Board of Directors of the Company has fixed May 18, 2008 as the record date for determining stockholders entitled to vote at the Annual Meeting. Persons who were not stockholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on May 18, 2008, 88,350,768 shares of the Company's common stock were issued and outstanding. The common stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of common stock is entitled to one vote on each matter to be voted upon at the meeting. No holders of any capital stock of the Company are entitled to cumulative voting rights.

PRINCIPAL STOCKHOLDERS AND MANAGEMENT STOCKHOLDINGS

        The following table sets forth as of May 18, 2008 certain information regarding beneficial ownership of our common stock by:

  •
  Each person known to us to beneficially own 5% or more of our common stock;

  •
  Each of our executive officers named in the Summary Compensation Table, who in this proxy statement are collectively referred to as the "named executive officers;"

  •
  Each of our directors (including nominees); and

  •
  All of our executive officers (as that term is defined in the Securities Act of 1933) and directors as a group.

        We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of Broadwind common stock set forth opposite the stockholder's name. We have based our calculation of the percentage of beneficial ownership on 88,350,768 shares of our common stock outstanding on May 18, 2008.

Name and Address of Beneficial Owner or Identity of Group	Number of Shares Beneficially Owned		Percent of Class(1)
5% Beneficial Owners
Jeffrey L. Gendell, with respect to shares directly owned by Tontine Capital Partners, L.P., Tontine Capital Overseas Master Fund, L.P., Tontine Partners, L.P., Tontine Overseas Fund, Ltd. and by Tontine 25 Overseas Master Fund, L.P.	39,465,947	(2)	44.67%
55 Railroad Avenue, 1st Floor Greenwich, CT 06830
Executive Officers and Directors
James M. Lindstrom(3)	0		*
J. Cameron Drecoll	12,700,868	(4)	14.38%
Terence P. Fox	5,095,175	(5)	5.77%
Charles H. Beynon	62,814		*
William M. Barrett	0		*
David P. Reiland	0		*
Lars Moller	2,500		*
Steven A. Huntington	2,500		*
Raymond L. Brickner III(6)	3,259,833		3.69%
All executive officers and directors as a group (10 persons)	21,133,690		23.92%

*
Less than 1%

(1)
Based on 88,350,768 common shares issued and outstanding as of May 18, 2008. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of May 18, 2008, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2)
Represents 11,893,334 shares held by Tontine Capital Partners, L.P., a Delaware limited partnership ("TCP"); 5,556,666 shares held by Tontine Capital Overseas Master Fund, L.P., a Cayman Island limited partnership ("TMF"); 13,159,665 shares held by Tontine Partners, L.P., a Delaware limited partnership ("TP"); 5,103,141 shares held by Tontine Overseas Fund, Ltd., a Cayman Islands exempted company ("TOF"); and 3,753,141 shares held by Tontine 25 Overseas Master Fund, L.P., a Cayman Islands limited Partnership ("T25," and together with TCP, TMF, TP, TOF and affiliates, "Tontine"), as set forth in the entities' most recent Schedule 13D/A filing with the Securities and Exchange Commission on April 29, 2008. These amounts include 601,472, 1,652,996 and 1,078,864 shares of Broadwind common stock acquired by TMF, TP and TOF, respectively, pursuant to their exercise of conversion rights under senior subordinated convertible notes issued to them by Broadwind in October 2007. Each of TMF, TP and TOF converted the original principal amount of the senior subordinated convertible notes on April 24, 2008. These amounts do not include the potential issuance of 7,537,688 shares to TCP pursuant to a Securities Purchase Agreement dated April 22, 2008, as described in further detail in our Current Report on Form 8-K filed April 28, 2008.

  Mr. Jeffrey Gendell is the managing member of the following entities: (i) Tontine Capital Management, L.L.C., a Delaware limited liability company that is the general partner of TCP and

  T25; (ii) Tontine Capital Overseas GP, L.L.C., a Delaware limited liability company that is the general partner of TMF; (iii) Tontine Management, L.L.C., a Delaware limited liability company that is the general partner of TP; and (iv) Tontine Overseas Associates, L.L.C., a Delaware limited liability company that is the investment advisor for TOF. Therefore, Mr. Gendell is deemed to beneficially own the shares owned by TCP, TMF, TP, TOF and T25. Based on a Schedule 13D filed on April 29, 2008, Tontine and its affiliates have shared voting and dispositive powers with respect to these shares. See "Certain Transactions and Business Relationships" below for a description of the transactions in which Tontine acquired most of these shares.

  Tontine has voting control over additional shares of Broadwind common stock for certain matters, pursuant to the following proxy agreements:

  The Founding Stockholders' Proxy Agreements: In connection with a Securities Purchase Agreement among TCP and TMF, as buyers, and Raymond L. Brickner III, Christopher C. Allie, Daniel P. Wergin and Terence P. Fox, as sellers (together, the "Founding Stockholders"), which was entered into in March 2007, each of the Founding Stockholders entered into an irrevocable proxy agreement with TCP and TMF (the "Founding Stockholders' Proxy Agreements"), whereby each Founding Stockholder appointed each of TCP or TMF and any other person appointed by those entities as a proxy with respect to any and all shares of Broadwind common stock then beneficially owned or subsequently acquired by such persons, including shares over which such persons have voting control as trustee or in any other capacity, with respect to the following matters: (i) ensuring that any future acquisitions by Tontine entities of up to 35% of the fully-diluted outstanding Broadwind common stock will not be subject to anti-takeover provisions included in any of Broadwind's organizational documents or the laws and regulations of any governmental authority; and (ii) electing directors for the purpose of enforcing the rights of TCP and TMF to appoint designees to Broadwind's Board, which right was granted to TCP and TMF in a Securities Purchase Agreement dated March 1, 2007 among TCP, TMF and Broadwind (then known as Tower Tech Holdings Inc.) (the "March 2007 Agreement"). Pursuant to the Founding Stockholders' Proxy Agreements, each of the Founding Stockholders also agreed in his capacity as a Broadwind director to vote for the Board designees of TCP and TMF and to enforce the rights of those entities in connection with any future acquisitions by them of Broadwind common stock. The Founding Stockholders' Proxy Agreements terminate automatically at such time as Tontine no longer has the right to acquire Broadwind common stock or appoint directors to the Broadwind Board. To our knowledge, the Founding Stockholders' Proxy Agreements currently give Tontine voting control, with respect to the above matters, over an additional 13,420,225 shares of Broadwind common stock, which is the total number of shares that the Founding Stockholders beneficially own as of May 18, 2008.

  The Brad Foote Proxy Agreement: In connection with Broadwind's acquisition of Brad Foote Gear Works, Inc. ("Brad Foote") and its appointment of J. Cameron Drecoll as director and Chief Executive Officer, the former Brad Foote stockholders and Tontine entered into a proxy agreement, whereby Tontine agreed that, so long as the former Brad Foote stockholders collectively own at least 15% of Broadwind common stock, Tontine will vote its shares of Broadwind common stock for Mr. Drecoll in any election of directors to the Broadwind Board. The former Brad Foote stockholders similarly agreed that, so long as Tontine and its affiliates have the right to appoint at least one director to the Broadwind Board under either the March 2007 Agreement or the August 2007 Agreement (as defined below), the Brad Foote stockholders will vote their shares of Broadwind common stock in favor of the election of those individuals appointed by Tontine. Broadwind issued a total of 16,036,450 shares of Broadwind common stock to the former Brad Foote stockholders as consideration for the acquisition. To our knowledge, this is the number of shares that such Stockholders are currently obligated to vote in favor of Tontine's Board designees.

(3)
Mr. Lindstrom is employed by an affiliate of Tontine. He disclaims beneficial ownership of the shares beneficially owned by Tontine.

(4)
Mr. Drecoll acquired his shares of Broadwind common stock, and was appointed as a director and Chief Executive Officer, in connection with Broadwind's acquisition of Brad Foote. Mr. Drecoll has entered into a voting agreement with Tontine, the terms of which are described above in Footnote 2 to this Beneficial Ownership Table. Pursuant to this voting agreement, Tontine is currently obligated to vote all of its shares in favor of Mr. Drecoll in any election of directors to the Broadwind Board.

(5)
Includes 1,000,000 shares held indirectly by the Raymond L. Brickner III and Debra L. Brickner Irrevocable Trust dated May 1, 2005 and 1,500,000 shares held indirectly by the Wergin Family Dynasty Trust 2005. With respect to certain matters, as described above in Footnote 2 to this Beneficial Ownership Table, Mr. Fox has appointed TCP and TMF as a proxy with respect to any and all shares of Broadwind common stock beneficially owned by him, including shares over which he has voting control as trustee or in any other capacity.

(6)
Mr. Brickner resigned as a director effective April 16, 2008, and as President effective April 28, 2008.

ELECTION OF DIRECTORS
(Proposal No. 1)

General Information

        Pursuant to a recommendation by the Governance/Nominating Committee, the Board of Directors has determined that the number of directors for the ensuing year be set at six (6) and that six (6) directors be elected at the Annual Meeting. All of the nominees are current members of the Board of Directors. Under applicable Nevada law, the election of each nominee requires the affirmative vote by a plurality of the votes cast.

        In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee.

        The names and ages of all of our directors and the positions held by each with the Company are as follows:

Name	Age	Position
J. Cameron Drecoll	53	Chief Executive Officer
James M. Lindstrom(1)(2)	35	Chairman of the Board
Charles H. Beynon(1)(3)	59	Director
Terence P. Fox(1)(2)	52	Director
William M. Barrett(2)(3)	61	Director
David P. Reiland(3)(4)	54	Director

    (1)
    Member of the Compensation Committee.

    (2)
    Member of the Governance/Nominating Committee.

    (3)
    Member of the Audit Committee.

    (4)
    Mr. Reiland was appointed to our Board of Directors effective April 16, 2008.

        John Cameron Drecoll has served as our Chief Executive Officer and also as a director since October 19, 2007. He was appointed to these positions pursuant to our acquisition of Brad Foote Gear Works, Inc. ("Brad Foote") on October 19, 2007, where Mr. Drecoll held the positions of majority stockholder and Chief Executive Officer since 1996. Mr. Drecoll has more than 30 years of experience in the industrial manufacturing segment. Prior to acquiring Brad Foote, Mr. Drecoll served in operational management, specializing in integration and turnaround of new acquisitions, at Regal Beloit Corporation. During his 15 years at Regal, the company enjoyed a five-fold increase in sales. Mr. Drecoll served on the Board of Directors of the American Gear Manufacturer Association and served as Chairman in 2003. Mr. Drecoll received a Mechanical Engineering degree and a Masters of Business Administration from Marquette University.

        James M. Lindstrom has served as a member of the Company's Board of Directors since October 24, 2007. He is Chairman of the Board and is Chairman of the Compensation Committee. Mr. Lindstrom is also a member of the Governance/Nominating Committee. He has been a partner of Tontine Associates, LLC, a Greenwich, Connecticut-based investment partnership since February 2006. From 2003 to 2006, Mr. Lindstrom was Chief Financial Officer of Centrue Financial Corporation and has prior experience in private equity and investment banking.

        Charles H. Beynon has served as a member of the Company's Board of Directors since October 24, 2007. He is the Audit Committee Chairman and is designated as its financial expert. Mr. Beynon is also a member of the Compensation Committee. Mr. Beynon is a Certified Public Accountant in Texas and has worked as an independent financial consultant providing financial and advisory services to a diverse group of clients since 2002. Mr. Beynon serves as a director of Integrated Electrical Services, Inc., a public company. Mr. Beynon retired as a partner from Arthur Andersen in 2002 after a 29-year career with the firm, including 19 years as a partner. He served as a division head in the firm's Houston office where he was principally responsible for the firm's services to middle market non-energy related clients.

        Terence P. Fox serves as Secretary and is also a director of the Company. Mr. Fox has held these positions since the date of the reverse public shell transaction between Tower Tech Systems, Inc. and Blackfoot Enterprises, Inc. in February 2006. Mr. Fox is also a member of the Compensation Committee and Governance/Nominating Committee. He has been a partner in the law firm of Kummer, Lambert & Fox, LLP, and its predecessor, Dewane, Dewane, Kummer, Lambert & Fox, LLP, located in Manitowoc, Wisconsin, since June 1987. Mr. Fox graduated from the University of Wisconsin—Milwaukee and the Marquette University Law School. He has many business and real estate interests and sits on the board of directors of several non-profit and for-profit organizations in the Manitowoc, Wisconsin area.

        William M. Barrett has served as a member of the Company's Board of Directors since October 24, 2007. He is the Governance/Nominating Committee Chairman and is a member of the Audit Committee. Mr. Barrett served from May 2000 until his retirement in 2007 as the President and Chief Executive Officer of Neenah Foundry Company, a corporation that manufactures and markets iron castings and steel forgings for the heavy municipal market and segments of the industrial market, and Neenah Enterprises, Inc., which owns the parent of Neenah Foundry. Mr. Barrett has also been a director and Chairman of the Board of Neenah Enterprises and Neenah Foundry, both public companies, since May 2000.

        David P. Reiland has served as a member of the Company's Board of Directors since April 16, 2008, and is a member of the Audit Committee. Mr. Reiland has been employed by Magnetek, Inc., a public company power and motion control systems developer, since 1986. He has held numerous high-level positions, including executive vice president, chief financial officer, controller and vice president of finance, and has served as Chief Executive Officer and President of Magnetek since October 2006. In addition, Mr. Reiland serves on the board of directors of Magnetek. Prior to joining Magnetek, Mr. Reiland was an audit manager with Arthur Andersen & Co. Mr. Reiland is a certified public accountant who also holds an undergraduate degree in financial management from California State University, Long Beach, and an MBA from the University of Southern California.

CORPORATE GOVERNANCE

Independence

        The Board has determined that currently and at all times during the year ended December 31, 2007, a majority of its members are and have been "independent" as defined by the listing standards of the Nasdaq Stock Market. The Board considers in its evaluation of independence any existing related-party transactions, which are discussed later in this proxy statement in the section entitled "Certain Transactions and Business Relationships." The Board's determination is based on its belief that none of the independent directors have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The current independent directors are James M. Lindstrom, Charles H. Beynon, Terence P. Fox, William M. Barrett, and David P. Reiland.

Code of Ethics and Business Conduct

        The Company has a Code of Ethics and Business Conduct ("Code of Ethics") that applies to all of our employees, directors, and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Code of Ethics is posted on our Internet website, www.broadwindenergy.com, and is available in print, free of charge to any stockholder who sends a request for a paper copy to Broadwind Energy, Inc., Attn: Investor Relations, 47 East Chicago Avenue, Suite 332, Naperville, IL 60540. Broadwind intends to include on its website any amendment to, or waiver from, a provision of its Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Stockholder Communications with the Board of Directors

        Stockholders may communicate directly with the Board of Directors. All communications should be directed to the Company's Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors, and the Company's Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Broadwind Energy, Inc.
Attn: Investor Relations
47 East Chicago Avenue
Suite 332
Naperville, Illinois 60540

Director Attendance at Annual Meetings

        Directors' attendance at Annual Meetings can provide stockholders with an opportunity to communicate with directors about issues affecting the Company. Our Principles of Corporate Governance encourage our directors to attend the Annual Meeting of Stockholders. We did not hold an Annual Meeting of Stockholders in 2007.

Committee and Board Meetings

        During fiscal 2007, the Board met eleven times, including in-person and telephonic meetings. The directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent of a majority of all directors, in accordance with the Company's charter and bylaws and Nevada law.

        The Company's Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Governance/Nominating Committee, each of which was formed in October 2007.

        Each director attended 75% or more of the aggregate number of meetings of the Board and of committees of which he was a member.

  Current Committee Membership

        The following table sets forth the membership of each of the Company's committees.

Audit Committee	Compensation Committee	Governance/Nominating Committee
Charles H. Beynon (Chair) William M. Barrett David P. Reiland	James M. Lindstrom (Chair) Charles H. Beynon Terence P. Fox	William M. Barrett (Chair) James M. Lindstrom Terence P. Fox

Audit Committee

        The Board of Directors maintains an Audit Committee comprised of three of our independent directors, including a financial expert (as defined below). The members of the Audit Committee are Charles H. Beynon (Chair), William M. Barrett and David P. Reiland. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the Nasdaq Marketplace Rule that governs audit committee composition, Rule 4350(d)(2), including the requirement that audit committee members all be "independent directors" as that term is defined by Nasdaq Rule 4200(a)(15) (although the Company is not required to comply with such provision), and that the Audit Committee and its members satisfy the criteria of Section 10A(m)(3) and Rule 10A-3 of the Securities Exchange Act of 1934. The primary function of the Audit Committee is assisting the Board with oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee charter is posted on our Internet website, www.broadwindenergy.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007. The Audit Committee met three (3) times during fiscal 2007.

  Audit Committee Financial Expert

        The Board has determined that Charles H. Beynon is the "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933. The designation of Mr. Beynon as the audit committee financial expert does not impose on Mr. Beynon any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Beynon as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.

  Audit Committee Report

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing, and financial reporting practices of Broadwind. In discharging its responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with the independent registered public accounting firm the material required to be discussed by Statement on Auditing Standards No. 61, as amended; and

  (3)
  reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1, and discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission.

Members of the Audit Committee: Charles H. Beynon (Chair) William M. Barrett David P. Reiland

Compensation Committee

        The responsibility for evaluation of the compensation policies of the Company, oversight of management's performance, and recommendations regarding compensation of senior management, has been delegated by the Board to the Compensation Committee. The current members of the Compensation Committee are James M. Lindstrom (Chair), Charles H. Beynon and Terence P. Fox. Messrs. Lindstrom, Beynon and Fox satisfy, in the judgment of the Board of Directors, the independence requirements of Nasdaq Rule 4200(a)(15) (although the Company is not required to comply with such provision).

  Compensation Committee Charter and Scope of Authority

        Under the Compensation Committee's written charter, the primary duties and responsibilities of the Compensation Committee include the following:

  •
  Periodically review with management the Company's philosophy of compensation, taking into consideration enhancement of stockholder value from a short, intermediate and long-term perspective, and the fair and equitable compensation of all employees.

  •
  Annually consider the relationship between the Company's strategic and operating plans and the various compensation plans for which the Compensation Committee is responsible.

  •
  Annually review the individual and Company performance goals and objectives of the Chief Executive Officer and other senior management, evaluate such officers' performance in light of these goals, and determine and approve appropriate compensation levels and equity grants based on this evaluation, market data and the Company's compensation philosophy.

  •
  Review senior management compensation policies and plans, including incentive plans, equity plans, benefits and perquisites.

  •
  Review development plans for senior management.

  •
  Periodically review with management, and advise the Board with respect to, management's assessment of the effectiveness of the Company's human resources policies, strategies and programs, including compensation levels, employee deferred compensation plans, employee benefits, and the ability to attract, develop and retain talent.

  •
  Periodically review with management, and advise the Board with respect to, equity compensation plans and related registration statements and report to the full Board if any stockholder approval or additional registration is necessary.

  •
  Periodically review with management, and advise the Board with respect to administration of, employee benefit plans.

  •
  Review and recommend compensation plans for members of the Board of Directors.

  •
  Assist the Board and the Company in developing and reviewing public disclosure of matters relating to the compensation of the Company's directors, senior management and Chief Executive Officer, as required by applicable laws or regulations or as the Board deems to be in the best interest of the Company.

  •
  Review periodically the Compensation Committee's charter, and make appropriate recommendations to the Company's Governance/Nominating Committee.

        The Compensation Committee charter is posted on our Internet website, www.broadwindenergy.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007. The Compensation Committee met twice in 2007.

        In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of the Chief Executive Officer and other senior management, which, as defined in the Compensation Committee charter, includes any officer who reports directly to the Chief Executive Officer and any other officer of the Company or its subsidiaries so designated by the Chief Executive Officer. Other than giving such recommendations, however, the Chief Executive Officer and other senior management have no formal role and no authority to determine the amount or form of executive and director compensation.

        The Compensation Committee may, at the expense of the Company, retain legal counsel (which may be, but need not be, the regular corporate counsel to the Company) and other consultants and advisors to assist it with its functions. The Compensation Committee has authority to approve such advisors' fees and other retention terms and to terminate its relationship with any advisor that it retains. In addition, the Compensation Committee has authority to delegate its responsibilities to subcommittees or individual committee members.

Governance/Nominating Committee

        The Governance/Nominating Committee currently consists of William M. Barrett (Chair), James M. Lindstrom and Terence P. Fox. Though not required to comply with such provision, the Board believes that each member of the Governance/Nominating Committee satisfies the independence requirements of Nasdaq Rule 4200(a)(15). The nominees for election to the Board at the Annual Meeting of Stockholders were recommended by the Governance/Nominating Committee. The Governance/Nominating Committee charter is posted on our Internet website, www.broadwindenergy.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007. The Governance/Nominating Committee met one (1) time during fiscal 2007.

        The Governance/Nominating Committee will review director nominees proposed by stockholders. A stockholder who wishes to recommend one or more directors must provide a written recommendation to the Secretary of the Company, at Broadwind Energy, Inc., 47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540. Notice of a recommendation must include:

  with respect to the stockholder:

    •
    such stockholder's name and address, and

    •
    the class and number of shares such stockholder owns;

  with respect to the director nominee:

    •
    name, age, business address and residence address,

    •
    current principal occupation,

    •
    five year employment history with employer names and a description of the employer's business,

    •
    the number of shares beneficially owned by the director nominee,

    •
    whether such director nominee can read and understand basic financial statements,

    •
    board membership(s), if any, and

    •
    a description of the experience and character traits of the director nominee that, based on the board membership criteria (as described below), cause the director nominee to be suitable for Board membership, and, if desired, an explanation of why the stockholder believes that the director nominee would make a meaningful contribution to the Board.

        The recommendation must be accompanied by a written consent of the director nominee to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

        The Governance/Nominating Committee is responsible for matters relating to the selection of candidates for and the tenure of the members of the Board of Directors; for developing and recommending to the Board a set of Principles of Corporate Governance for the Company; and for overseeing and carrying out policies and processes that enhance the effective and efficient governance of the Company.

        When selecting candidates for recommendation to the Board of Directors, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following shall be considered:

  •
  the independence standards established by the Company, the presence of any material interests that could cause a conflict between the Company's interests and the interests of the director nominee, and the director nominee's ability to exercise his or her best business judgment in the interest of all stockholders;

  •
  the director nominee's willingness to adhere to the Company's Code of Ethics;

  •
  the director nominee's ability to devote sufficient time to the business of the Board and at least one of the Board's standing committees, in light of the number of other boards on which the director nominee serves (for profit and not-for-profit) and the other business and professional commitments of the director nominee;

  •
  the appropriate size and the diversity of the Company's Board of Directors;

  •
  the knowledge, skills and experience of the director nominee, including experience in the industry in which the Company operates, as well as in the general areas of business, finance, management and public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

  •
  the director nominee's familiarity with domestic and international business matters;

  •
  legal and regulatory requirements that are applicable to the Company;

  •
  the director nominee's experience with accounting rules and practices;

  •
  the director nominee's ability to enhance the relationship of the Company's business to the changing needs of society; and

  •
  the Board's desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

2007 Director Compensation

        On October 24, 2007, the Broadwind Energy, Inc. Board Compensation Plan (the "Board Compensation Plan") was declared effective by the Board of Directors. Prior to the effective date of the Board Compensation Plan, our directors did not receive compensation. After the effective date of the Board Compensation Plan, each eligible director (as defined below), other than Mr. Lindstrom, was compensated in accordance therewith. Mr. Lindstrom was not compensated under the Board Compensation Plan or otherwise for his services as a director, committee member or Board or committee chairman. However, the Company reimburses Mr. Lindstrom for travel expenses related to his attendance at Board and committee meetings.

        The Board Compensation Plan provides that each eligible director will receive $3,750 per calendar quarter for Board membership, $600 for each meeting that he or she personally attends and $500 for each meeting that he or she telephonically attends. Committee chairpersons will receive an additional cash fee of $3,750 per calendar quarter for their service, $1,100 for each committee meeting that he or she personally attends and $500 for each committee meeting that he or she telephonically attends. Other committee members will receive $600 for each committee meeting that he or she personally attends and $500 for each committee meeting that he or she telephonically attends. An "eligible director" is defined as a non-employee member of the Board who is not otherwise compensated by Broadwind.

        In addition, in connection with their appointment as directors, the Board granted to William Barrett, Charles Beynon and David Reiland non-qualified stock options to purchase 25,000 shares each under the Broadwind Energy, Inc. 2007 Equity Incentive Plan, which was approved by the Board on August 20, 2007 but is subject to stockholder approval. The options will vest ratably over a three-year period and have ten-year terms. The exercise price is equal to the fair market value on the date of the grant.

        Each non-employee director is eligible to participate in the Broadwind Energy, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan"), which was adopted by the Board on October 24, 2007. The Deferred Compensation Plan is an unfunded deferred compensation arrangement subject to the provisions of Section 409A of the Internal Revenue Code. During 2007, four of our directors elected to participate in the Deferred Compensation Plan. The value of each participant's account is deemed invested in shares of Broadwind common stock and is payable upon separation from service or, in the Administrator's discretion, upon an unforeseeable emergency. There were no earnings on deferred compensation for 2007.

2007 Director Compensation Table

Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	Total ($)
James M. Lindstrom Chairman of the Board	$0	$0	$0
Charles H. Beynon Audit Committee Chair	$14,294	$4,790	$19,084
William M Barrett Governance and Nominating Committee Chair	$13,640	$4,790	$18,430
Terence P. Fox Secretary	$7,865	$0	$7,865
Daniel P. Wergin(3) Director	$8,460	$0	$8,460
Christopher C. Allie(4) Director	$0	$0	$0

(1)
All directors received the amount of cash compensation to which they were entitled under the Board Compensation Plan, as described in the paragraphs directly preceding this Director Compensation Table in the section entitled "2007 Director Compensation." The Board Compensation Plan was declared effective October 24, 2007.

(2)
Represents the amounts expensed for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (SFAS No. 123(R)), for outstanding option awards to directors. No awards were granted prior to 2007. The assumptions used to determine the valuation of the awards are discussed in Management's Discussion and Analysis of Financial Condition and Results of Operations and in Note 12 to our consolidated financial statements, included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007. At fiscal year end the aggregate number of option awards outstanding for each non-employee director was as follows: James M. Lindstrom, 0; Charles H. Beynon, 25,000; William M. Barrett, 25,000; Terence P. Fox, 0; Daniel P. Wergin, 0; and Christopher C. Allie, 0.

(3)
Mr. Wergin served on our Board until his resignation in January 2008.

(4)
Mr. Allie served on our Board until his resignation in June 2007.

VOTE REQUIRED

        The Board recommends that you vote "FOR" each of the nominees to the Board of Directors set forth in this Proposal No. 1. Under applicable Nevada law, the election of each nominee requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting.

CERTAIN TRANSACTIONS

        Under its charter and applicable provisions of our Code of Ethics and Business Conduct, the Audit Committee has the responsibility to review transactions that are considered "related party transactions" under Rule 404 of Regulation S-K of the Securities Act of 1933 and assess whether such transactions meet applicable legal requirements. In accordance with Nevada corporate law, directors who believe that they may be related parties in transactions with the Company will inform the Board or Audit Committee of such belief and provide all relevant information. The transaction must be approved or ratified in good faith by the Board or Audit Committee by a vote sufficient for the purpose without counting the vote of the related party, be approved in good faith by a majority vote of stockholders without counting the vote of the related party or be fair to Broadwind at the time the transaction is approved or ratified. In addition, under applicable law, a transaction would not be void or voidable solely because it was with a related party if the fact of the common interest was not known to the interested director or officer at the time the transaction was brought before the Board.

Certain Transactions and Business Relationships

(Dollars are presented in thousands unless otherwise stated.)

  Related Party Notes

        Prior to March 2007, we financed our operations primarily through capital contributed by, and borrowings from, Raymond L. Brickner III, Terence P. Fox, Daniel P. Wergin and Christopher C. Allie (the "Founding Stockholders"), or entities controlled by the Founding Stockholders, as well as through borrowings from financial institutions with personal guarantees being provided by the Founding Stockholders. Mr. Brickner served as our President and as a director during the 2007 fiscal year, and for a portion of the year beneficially owned more than 5% of Broadwind's outstanding common stock. Messrs. Fox, Wergin and Allie also served on our Board of Directors during the 2007 fiscal year and, for a portion of the year, each beneficially owned more than 5% of Broadwind's outstanding common stock. Mr. Allie resigned from our Board of Directors in June 2007, Mr. Wergin resigned from our Board of Directors in January 2008 and Mr. Brickner resigned as President and as a director in April 2008.

        During 2006 and the first three months of our 2007 fiscal year, we had six outstanding notes payable to entities controlled by certain of the Founding Stockholders. Each of the notes were due upon demand and accrued interest at 5% per annum. The notes were originally issued in 2005 and ranged from $8 to $125 in principal amount. In addition, in 2005 Messrs. Brickner, Fox and Wergin each agreed to maintain a $1,750 line of credit for the benefit of Broadwind, and Mr. Allie agreed to maintain a $1,500 line of credit for the benefit of Broadwind. We had drawn approximately $1,100 on each line of credit as of December 31, 2006 but had repaid this debt in full by December 31, 2007. Each line of credit accrued interest at 8% per annum.

        In 2007 and 2006, we incurred interest expense of $55 and $269 on debt to the Founding Stockholders, respectively. At December 31, 2007 and 2006, respectively, we had accrued $0 and $175 of related accrued interest on our audited consolidated balance sheets, as all interest due to the Founding Stockholders had been paid as of December 31, 2007. The debt was extinguished in March 2007. We used $3,815 of the proceeds from the March 2007 private placement to Tontine Capital Partners, L.P. ("TCP") and Tontine Capital Overseas Master Fund, L.P. ("TMF") to repay a portion of the debt and issued 722,297 shares of common stock at $1.50 per share to extinguish the remaining $1,083.

        In July 2006, Whitehorse LLC, which is an entity controlled by Dan Wergin, issued a letter of credit to Broadwind in order to back up our agreement to perform under tower purchase agreements that we had executed with Gamesa Eolica ("Gamesa") and to induce Gamesa to make a down payment thereunder. This letter of credit expired in November 2006 and there were no draws made during 2006 or 2007. We entered into an additional letter of credit with Whitehorse LLC in October 2006, which provided an assurance of payment to our utility company. This letter of credit expired in October 2007 and there were no draws made during 2006 or 2007.

  Bank Guaranties

        In 2006 and for a portion of 2007, a portion of the third-party debt of our Tower Tech Systems, Inc. subsidiary ("Tower Tech") was secured by personal guaranties of the Founding Stockholders, who were related parties at the time the funds were borrowed. The aggregate principal amount of the debt was approximately $993 at December 31, 2006. The debt was repaid during 2006 and 2007, and no personal guaranties existed at December 31, 2007.

  March 2007 Sale Transaction

        At December 31, 2007, the Founding Stockholders owed us an aggregate of $282, which represents amounts paid by Broadwind on behalf of the Founding Stockholders in connection with a finders' fee for the March 2007 sale of stock by each of the stockholders to TCP and TMF. We have included this amount with our current assets on the audited consolidated balance sheet for the year ended December 31, 2007. We expect to collect this amount in 2008.

  Managerial Services

        During the year ended December 31, 2006, the Founding Stockholders provided managerial services to Broadwind without charge. We determined the fair value of these services to be $242. These amounts were recorded as selling, general, and administrative expense and contributed capital in our audited financial statements. No managerial services were provided without charge during the year ended December 31, 2007.

  Tontine Financing Agreements

        On October 19, 2007, in accordance with a securities purchase agreement that was executed on August 22, 2007 (the "August 2007 Agreement"), Broadwind completed a private placement to TCP and TMF (together, the "Original Tontine Parties") and Tontine Partners, L.P. ("TP"), Tontine 25 Overseas Fund, Ltd. ("T25") and Tontine Overseas Master Fund, L.P. ("TOMF") (collectively with the Original Tontine Parties and their affiliates, "Tontine"), in which it sold an aggregate of 12.5 million shares of Broadwind common stock at $4.00 per share for a total purchase price of $50,000. In addition, TP, TMF and TOMF provided interim debt financing of $25,000 in exchange for senior subordinated convertible promissory notes (each, a "Note," and collectively, the "Notes"). Broadwind used the proceeds to finance the acquisition of our Brad Foote Gear Works, Inc. subsidiary ("Brad Foote").

        On April 24, 2008, TP, TMF and TOMF each converted the original principal amount of their respective Notes into newly issued shares of Broadwind common stock at a conversion rate of $7.50 per share. Upon conversion, TP received 1,652,996 shares, TMF received 601,472 shares and TOMF received 1,078,864 shares.

        On January 16, 2008, in accordance with an amended and restated securities purchase agreement that was executed on January 3, 2008 (the "January 2008 Agreement"), Broadwind completed a private placement to TP and T25. TP and T25 purchased an aggregate 2,031,250 shares of Broadwind common stock at $8.48 per share for a total purchase price of $17,225. Broadwind used the proceeds to finance the acquisition of Energy Maintenance Service, LLC.

        On April 24, 2008, in accordance with a securities purchase agreement that was executed on April 22, 2008 (the "April 2008 Agreement"), Broadwind completed the first of two installments of a private placement to TCP, TP, Tontine Overseas Fund, Ltd. ("TOF") and T25 (the "First Closing"). At the First Closing, TP, TOF and T25 purchased an aggregate of 5,025,126 shares of Broadwind common stock at $7.96 per share for a total purchase price of approximately $40,000. Pursuant to the April 2008 Agreement, TCP has agreed to purchase at a subsequent date (the "Second Closing") an additional 7,537,688 shares of Broadwind common stock at $7.96 per share for a total purchase price of approximately $60,000. The Second Closing is subject to the condition that Broadwind has a sufficient number of authorized but unissued shares to complete the Second Closing in full, and is also subject to the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust

Improvements Act of 1976, as amended. Broadwind will use the proceeds for general working capital requirements, capital expansion projects and to undertake certain acquisitions.

        Prior to completion of the transactions contemplated by the August 2007 Agreement, the January 2008 Agreement and the April 2008 Agreement, Tontine owned approximately 31% of Broadwind's issued and outstanding common stock, the majority of which was acquired in a private placement by Broadwind that occurred in March 2007, pursuant to a securities purchase agreement dated March 1, 2007 (the "March 2007 Agreement"). In connection with the March 2007 Agreement and the August 2007 Agreement, Broadwind agreed that for so long as Tontine holds at least 10% of the then issued and outstanding common stock, Tontine shall have the right to have a representative attend meetings of Broadwind's Board of Directors as an observer, and that for so long as Tontine holds at least 20% of the then issued and outstanding common stock, Tontine shall have the right to appoint three members to Broadwind's Board of Directors. In October 2007, Tontine exercised this right by appointing Mr. James Lindstrom, a limited partner of Tontine, Mr. Charles Beynon and Mr. William Barrett to our Board. In addition, Broadwind has approved the acquisition of its common stock by Tontine such that Tontine will not be subject to certain restrictions set forth in the Nevada Revised Statutes. We have agreed not to revoke such approval and that we will use our best efforts to ensure that Tontine is not subject to anti-takeover provisions included in any of our organizational documents or the laws and regulations of any governmental authority. Tontine has also purchased shares of Broadwind common stock in private transactions with the Founding Stockholders and their family members.

        In connection with the August 2007 Agreement, Broadwind amended its existing Registration Rights Agreement with Tontine (which was entered into in connection with the March 2007 Agreement), pursuant to which Broadwind will register for resale the shares issued to Tontine. The purpose of the amendment was to extend to July 19, 2008 the deadline for Broadwind's obligation to file the registration statement and include additional Tontine entities as parties. The Registration Rights Agreement gives Tontine demand and piggyback registration rights for all shares of Broadwind common stock that it owns or acquires.

  Agreements with City Centre, LLC

        The manufacturing facilities for our Tower Tech and R. B. A., Inc. ("RBA") subsidiaries are leased pursuant to agreements with City Centre, LLC ("City Centre"), a limited liability company owned 25% by the Brickner Family Partnership and 75% by Peninsula Investments, LLC. The Brickner Family Partnership is owned and controlled by Raymond L. Brickner III, who was our President and a member of our Board of Directors until his retirement in April 2008, and who beneficially owned more than 5% of Broadwind's outstanding common stock for a portion of the 2007 fiscal year. Peninsula Investments, LLC is comprised of two members, each owning 50%, which are entities controlled by Daniel P. Wergin and Christopher C. Allie. Messrs. Wergin and Allie were members of our Board of Directors until their resignations in June 2007 and January 2008, respectively, and each beneficially owned more than 5% of Broadwind's outstanding common stock for a portion of the 2007 fiscal year.

        The lease between Tower Tech and City Centre was originally negotiated in 2005, and amended in December 2007. As amended, the lease provides for monthly rent of $42, expires on December 31, 2014, and has five 5-year options to renew. Rent expense for the fiscal years ended December 31, 2007 and 2006 was $410 and $400, respectively. Accrued rent payable to City Centre totaled $117 and $558 at December 31, 2007 and 2006, respectively.

        RBA negotiated its lease with City Centre in June 2007, prior to the acquisition of RBA by Broadwind. The lease calls for monthly rent of $8. Rent expense for the fiscal years ended December 31, 2007 was $25.

        On December 26, 2007, Tower Tech executed an additional Lease Agreement with City Centre, the premises of which is a storage facility in Manitowoc, Wisconsin (the "Storage Facility Lease"). The Storage Facility Lease provides that Tower Tech will assume the tenant's interest in a preexisting lease between City Centre and a third party. The prior tenant will continue to pay rent through May 31, 2008, but Tower Tech is liable for 2008 real estate taxes and interest due on a $200 advance from City Centre to that tenant for leasehold improvements. The term of the Lease is 15 years, and monthly rent is $19.

        Management believes that the terms of the agreements with City Center are consistent with those that could have been obtained in lease agreements with unrelated third parties.

  Brad Foote Lease Agreements and Real Property Purchases

        During the year ended December 31, 2007, our Brad Foote subsidiary leased, pursuant to lease agreements dated August 22, 2007 (the "Lease Agreements"), two properties from limited liability companies controlled by the wife of our Chief Executive Officer (collectively, the "LLCs"). Subsequent to December 31, 2007, on February 19, 2008, Brad Foote completed the purchase of the real estate parcels, pursuant to two Real Property Purchase Agreements that were executed on February 14, 2008 and effective February 11, 2008 (together, the "Purchase Agreements"). The Purchase Agreements were entered into pursuant to 90-day options to purchase contained in each Lease Agreement. The options to purchase provided that Brad Foote could acquire the properties upon the terms of the Purchase Agreements, which were attached to the Lease Agreements as addendums. Broadwind negotiated the Lease Agreements and the Purchase Agreements with the LLCs in connection with Broadwind's agreement to acquire Brad Foote in August 2007. Brad Foote was formerly owned by Broadwind's Chief Executive Officer and director, J. Cameron Drecoll, and Brad Foote was acquired by Broadwind in an arms' length transaction. On December 13, 2007, Brad Foote provided notice of its intent to exercise its options to purchase the real estate parcels for $3,400, plus closing costs, as provided in the Purchase Agreements. Subsequent to such notice, and following approval by Brad Foote's disinterested directors, the parties agreed to reimburse the LLCs at closing for certain costs totaling $154, which the LLCs had incurred in connection with their purchase and sale of the properties. The total cost of the transactions, including aggregate closing costs of $80 and the reimbursement of $154 to the LLCs, was $3,634. Please refer to Note 4 to the consolidated financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for further discussion of the leases and consolidated variable interest entities, and Note 22 for discussion of the acquisition of these properties subsequent to December 31, 2007.

  Director Financing Agreement

        On April 24, 2008, in accordance with a securities purchase agreement that was executed on April 22, 2008 (the "Beynon SPA"), Broadwind completed a private placement to Mr. Charles H. Beynon, who is a director and a member of the Audit Committee of the Board. Mr. Beynon purchased 62,814 shares of Broadwind common stock at $7.96 per share for a total purchase price of approximately $500,000. Broadwind will use the proceeds of the Beynon SPA along with the proceeds from the April 2008 Agreement with Tontine for general working capital requirements, capital expansion projects and to undertake certain acquisitions.

EXECUTIVE COMPENSATION

Overview

        Compensation of our executives generally consists of base salary, performance-based non-equity incentive plan awards and long-term equity compensation in the form of stock option and restricted stock awards. Broadwind did not award performance-based non-equity incentive plan compensation to the executives for 2007 performance. Our executives are also eligible to participate in our 2007 Equity Incentive Plan and to receive standard employee benefits, such as health insurance, paid vacation and a 401K match. Mr. Drecoll was the only named executive officer who received a 401K matching contribution in 2007. We do not currently provide a defined benefit pension plan or retiree health care.

Employment Agreements

        John Cameron Drecoll was appointed as the Company's Chief Executive Officer and a director on October 19, 2007, in connection with completion of the Brad Foote acquisition. Mr. Drecoll's employment agreement, which has a three-year term, provides for an annual base salary of $250,000, subject to review and upward adjustment by the Board on at least an annual basis. In addition, Mr. Drecoll will be eligible each year during the term of the employment agreement for an annual bonus based on individual and Company performance criteria to be established by the Board.

        Raymond L. Brickner III served as Broadwind's President during the 2007 fiscal year. On February 26, 2007, he entered into an employment agreement with Broadwind, which provided for a term commencing on March 1, 2007 and terminating February 28, 2010. The agreement provided for an original annual base salary of $150,000, which was increased by the Compensation Committee to $200,000 per annum, effective January 1, 2008. The employment agreement further provided that Broadwind would pay supplemental and bonus compensation to Mr. Brickner as the parties mutually agreed, commensurate with industry standards. Mr. Brickner's employment agreement was terminated by mutual consent of the parties effective April 28, 2008, on which date Mr. Brickner retired as President of Broadwind, Brad Foote, Tower Tech and RBA.

        Steven A. Huntington served as Broadwind's Chief Financial Officer during the 2007 fiscal year. Mr. Huntington was appointed to the position of Chief Financial Officer effective April 23, 2007, pursuant to a two-year employment agreement. Mr. Huntington's employment agreement originally provided for an annual base salary of $130,000, which the Board increased to $175,000 per annum on October 24, 2007. The employment agreement provided that Broadwind would pay supplemental and bonus compensation to Mr. Huntington as the parties mutually agreed, commensurate with industry standards. In addition, under the terms of his employment agreement, the Company reimbursed Mr. Huntington for $32,213 of relocation expenses during 2007. Mr. Huntington's employment agreement was terminated by mutual consent of the parties effective May 1, 2008, and as of that date he began serving as Vice President of Finance of Tower Tech. The parties are in the process of negotiating the terms of a new employment agreement with Mr. Huntington.

        Lars Moller has served as our Executive Vice President and Chief Operating Officer since March 26, 2008. We hired Mr. Moller on October 23, 2007 to serve as Executive Vice President of Business Development. Mr. Moller's employment agreement, which has a three-year term, provides for an annual base salary of $250,000. Mr. Moller's base salary is subject to review and adjustment from time to time. In addition, Mr. Moller will be eligible each year during the term of the employment agreement for an annual bonus based on individual and Company performance criteria to be established by the Board.

Termination of Employment Agreements

        The employment agreements of Messrs. Drecoll and Moller provide that the terms may be shortened as follows: (i) by Broadwind for "cause" (as defined in the employment agreement), if the employee fails to cure the reasons that constitute "cause" within thirty calendar days of receiving notice from the Company; (ii) by Broadwind without "cause" upon thirty calendar days' written notice; or (iii) by the employee for "good reason" (as defined in the employment agreement), if Broadwind fails to cure the reasons that constitute "good reason" within thirty calendar days of receiving notice from the employee. The employment agreements of Messrs. Brickner and Huntington provide that the term may be shortened (i) by Broadwind upon 30 days' notice, (ii) upon the mutual consent of Broadwind and the employee, or (iii) by either Broadwind or the employee upon the material breach or violation of the terms of the agreement after a 30-day notice and cure period. The employment agreements of Mr. Brickner and Mr. Huntington were terminated by mutual consent of the parties effective April 28, 2008 and May 1, 2008, respectively.

        The employment agreements of Messrs. Drecoll and Moller provide that the executive would receive his base salary for a period of twelve months, plus other benefits for which he is eligible, if he is terminated without "cause" within one year of a "change of control" (as defined in the agreement). Mr. Drecoll's employment agreement provides that if he is terminated without "cause" or if he terminates his employment for "good reason," Broadwind will be obligated to pay to him his base salary for the remainder of the agreement's three-year term, or a period of twelve months, whichever is greater, plus other benefits for which he is eligible. If the employment of Mr. Moller is terminated without "cause" or for "good reason," Broadwind would be obligated to pay the employee's then-current base salary for a period of twelve months, plus other benefits for which he is eligible.

        Our executives' employment agreements also contain non-competition, non-solicitation and confidentiality provisions. Mr. Drecoll's employment agreement includes non-competition and non-solicitation covenants that continue for two years after termination of employment. The non-competition and non-solicitation provisions in Mr. Moller's employment agreement continue for one year after termination of employment. Mr. Brickner's employment agreement and Mr. Huntington's employment agreement contain, respectively, a covenant not to compete for two years after the termination of the agreement and a covenant not to compete for one year after termination of the agreement. All of the agreements include provisions regarding confidentiality.

Material Terms of Equity Awards

        Two of our named executive officers have received incentive stock option grants under our 2007 Equity Incentive Plan (the "2007 Plan"), which was approved by the Board on August 20, 2007 and is subject to stockholder approval. Incentive stock option grants generally have a ten-year term and vest ratably on the first through fifth anniversary dates of the date of grant. The exercise price for our executives' stock options is equal to the fair market value on the date of the grant. Vesting provisions for incentive stock options are generally based solely on continued service as an employee and are not tied to performance conditions.

        On December 13, 2007, upon the recommendation of the Compensation Committee, the Board granted each of Mr. Moller and Mr. Huntington 5,000 shares of restricted stock under the 2007 Plan, in recognition of their work on Broadwind's acquisition of Energy Maintenance Service, LLC. Half of each recipient's shares vested on the date Broadwind closed its acquisition of Energy Maintenance Service, LLC. The remaining half of each recipient's shares will vest one year from the closing date of such acquisition. If, prior to the vesting date for all or any portion of the award, a recipient, for any reason, ceases to be an employee of Broadwind (which is defined to include subsidiaries), he shall forfeit all shares of stock under the award as to which vesting has not occurred.

Summary Compensation Table

        The table below sets forth certain information regarding compensation paid during the last two fiscal years to Broadwind's named executive officers. Named executive officers include persons serving as principal executive officer during fiscal 2007; executive officers who were serving as of December 31, 2007, received total compensation in excess of $100,000 for fiscal 2007 and, excluding the principal executive officer(s), were among our two most highly compensated individuals (the "Most Highly Compensated Officers"); and additional individuals who would have been included as the Most Highly Compensated Officers but for the fact they were not serving at the end of the year.

Name and Principal Position	Year	Salary ($)		Option Awards(1) ($)		All Other Compensation ($)			Total ($)

J. Cameron Drecoll(2) Chief Executive Officer	2007 2006	$ $	52,083 0	$ $	0 0	$ $	0 0		$ $	52,083 0

Raymond L. Brickner III President	2007 2006	$ $	129,808 0	$ $	0 0	$ $	14,651 0		$ $	144,459 0

Steven A. Huntington(3) CFO	2007 2006	$ $	98,307 0	$ $	8,440 0	$ $	35,200 0	(4)	$ $	106,747 0

Lars Moller(5) Executive Vice President	2007 2006	$ $	48,077 0	$ $	74,044 0	$ $	24,463 0		$ $	146,584 0

(1)
Represents the amounts expensed for financial statement reporting purposes for each fiscal year in accordance with Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (SFAS No. 123(R)), for outstanding option awards under the 2007 Plan. No awards were made under the 2007 Plan prior to 2007. The assumptions used to determine the valuation of the 2007 awards are discussed in Management's Discussion and Analysis of Financial Condition and Results of Operations and in Note 12 to our consolidated financial statements, included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007. See the table entitled "Outstanding Equity Awards at 2007 Fiscal Year End" and the narrative discussion entitled "Material Terms of Equity Awards" for further information regarding equity awards.

(2)
Mr. Drecoll became Chief Executive Officer of Broadwind in October 2007, in connection with Broadwind's acquisition of Brad Foote Gear Works, Inc.

(3)
Mr. Huntington was hired as Chief Financial Officer in August 2007. Effective May 1, 2008, he no longer serves as Broadwind's Chief Financial Officer but continues to serve as the Vice President of Finance of Tower Tech Systems, Inc.

(4)
Includes $32,213 of reimbursement for relocation.

(5)
Mr. Moller was hired as Executive Vice President of Business Development in October 2007. On March 26, 2008, he was appointed to the position of Executive Vice President and Chief Operating Officer, effective immediately.

Outstanding Equity Awards at 2007 Fiscal Year End

        The following table sets forth information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer outstanding as of December 31, 2007.

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

J. Cameron Drecoll	0	0		0	n/a	n/a	0	n/a	0		n/a

Raymond L. Brickner III	0	0		0	n/a	n/a	0	n/a	0		n/a

Steven A. Huntington	0	50,000	(1)	0	n/a	n/a	0	n/a	5,000	(3)	$71,500

Lars Moller	0	500,000	(2)	0	$8.10	10/22/2017	0	n/a	5,000	(3)	$71,500

(1)
These options vest ratably on the anniversary date of the grant beginning 10/20/2008 and ending 10/20/2012.

(2)
These options vest ratably on the anniversary date of the grant beginning 10/22/2008 and ending 10/22/2012.

(3)
Half of these restricted stock shares vested upon closing of the Company's acquisition of Energy Maintenance Service, LLC, which occurred January 16, 2008. The remaining half of these restricted stock shares vest one year from the closing date of the acquisition.

APPROVAL OF CHANGE OF BROADWIND'S STATE OF INCORPORATION FROM
NEVADA TO DELAWARE
(Proposal No. 2)

        References in this Section to "Broadwind" refer to Broadwind Energy, Inc. and include references to Broadwind both as a Nevada corporation before reincorporation in Delaware and to Broadwind as a Delaware corporation following reincorporation, unless otherwise specified.

        The Board of Directors has approved and recommends to the stockholders a proposal to change Broadwind's state of incorporation from the State of Nevada to the State of Delaware (the "Reincorporation"). If our stockholders approve the Reincorporation in Delaware, we will accomplish the Reincorporation by domesticating in Delaware as provided in the Delaware General Corporation Law (the "DGCL") and the Nevada Revised Statutes (the "NRS").

Summary

        The principal effects of the Reincorporation will be that:

  •
  The affairs of Broadwind will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws.

  •
  The resulting Delaware corporation will be the same entity as Broadwind and will continue with all of the rights, privileges and powers of Broadwind, will possess all of the properties of Broadwind, will continue with all of the debts, liabilities and obligations of Broadwind and will continue with the same officers and directors of Broadwind immediately prior to the Reincorporation, as more fully described below.

  •
  When the Reincorporation becomes effective, each outstanding share of Broadwind-Nevada common stock will continue to be an outstanding share of common stock of the resulting Delaware corporation, and each outstanding option or right to acquire shares of Broadwind-Nevada common stock will continue to be an option or right to acquire shares of common stock of the resulting Delaware corporation.

General Information

        Broadwind would effect the Reincorporation by entering into a plan of conversion, a draft copy of which is attached hereto as Appendix A. Approval of the Reincorporation will constitute approval of the plan of conversion. At the effective time of the Reincorporation, which would occur only if a majority of the voting power represented in person or by proxy at the Annual Meeting and entitled to vote on such matter vote in favor of the Reincorporation, Broadwind would file with the Nevada Secretary of State articles of conversion and would also file with the Delaware Secretary of State a certificate of conversion and a certificate of incorporation that would govern Broadwind as a Delaware corporation, which is referred to here as the Delaware certificate of incorporation, a draft copy of which is attached as Appendix B. In addition, the Board of Directors of Broadwind would adopt bylaws for the resulting Delaware corporation, which are referred to here as the Delaware bylaws, a draft copy of which is attached as Appendix C. Approval of the Reincorporation will constitute approval of the Delaware certificate of incorporation and Delaware bylaws.

        Apart from being governed by the Delaware certificate of incorporation, the Delaware bylaws and the DGCL, for all other purposes, Broadwind as a Delaware corporation, or Broadwind-Delaware, will be the same entity as Broadwind as a Nevada corporation, or Broadwind-Nevada, immediately prior to the Reincorporation: Broadwind-Delaware will continue with all of the rights, privileges and powers of Broadwind-Nevada, it will possess all of the properties of Broadwind-Nevada, it will continue with all of the debts, liabilities and obligations of Broadwind-Nevada and it will continue with the same officers and directors of Broadwind-Nevada immediately prior to the Reincorporation.

        After the Reincorporation, Broadwind will continue to be a publicly-held company and the shares of Broadwind's common stock will continue to be traded, without interruption, on the Over the Counter Bulletin Board under the same symbol (BWEN). Broadwind will continue to file periodic reports and other documents with the Securities and Exchange Commission and provide to its stockholders the same type of information that it has previously filed and provided. Stockholders who own shares of Broadwind common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and stockholders holding restricted shares of Broadwind common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions under federal securities laws of Broadwind or its stockholders.

Reasons for the Reincorporation

        Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the NRS.

        In addition, Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. In the Court of Chancery, corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Nevada, do not have a specialized judiciary for matters relating to corporate issues.

        Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that no Nevada court has considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to Broadwind by allowing the

Broadwind Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

        Reincorporation from Nevada to Delaware may also make it easier to attract future candidates willing to serve on the Broadwind Board of Directors, because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

        In addition, in the opinion of the Board of Directors and Broadwind, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Based on publicly available data, over half of publicly-traded corporations in the United States and 60% of the Fortune 500 companies are incorporated in Delaware.

Changes as a Result of Reincorporation

        If the Reincorporation proposal is approved, the Reincorporation will effect a change in the legal domicile of Broadwind and other changes of a legal nature, the most significant of which are described below in the section entitled "Comparison of Broadwind Stockholders' Rights Before and After the Reincorporation." The Reincorporation is not expected to affect any of Broadwind's material contracts with any third parties and Broadwind's rights and obligations under such material contractual arrangements will continue as rights and obligations of Broadwind as a Delaware corporation. The Reincorporation itself will not result in any change in headquarters, business, jobs, management, location of any of Broadwind's offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation), or officers and directors of Broadwind. However, other proposals set forth in this proxy, which if approved will be effected regardless of whether the Reincorporation occurs, may affect Broadwind's capitalization and liabilities. For example, if Proposal No. 3 is approved, our authorized number of common shares would increase from 100,000,000 to 150,000,000, and if Proposal No. 4 is approved, option grants made pursuant to the Broadwind Energy, Inc. 2007 Equity Incentive Plan (the "2007 Plan") would receive favorable tax treatment and we would be more likely to continue making such grants. However, these respective changes will occur as a result of the approval and implementation of Proposal Nos. 3 and 4 and not as a result of the approval of the Reincorporation proposal.

Mechanism for Reincorporation into Delaware

        The process for reincorporating Broadwind from Nevada to Delaware calls for the articles of conversion to be filed with the Nevada Secretary of State and for the Delaware certificate of incorporation and a certificate of conversion to be filed with the Delaware Secretary of State at approximately the time desired for the Reincorporation to take effect.

The Plan of Conversion

        The Reincorporation will be effected pursuant to the plan of conversion to be entered into by Broadwind. The plan of conversion provides that Broadwind will convert into a Delaware corporation, with all of the assets, rights, privileges and powers of Broadwind-Nevada, and all property owned by Broadwind-Nevada, all debts due to Broadwind-Nevada, as well as all other causes of action belonging to Broadwind-Nevada immediately prior to the conversion, remaining vested in Broadwind-Delaware following the conversion. Broadwind-Delaware will remain as the same entity following the conversion. The directors and officers of Broadwind-Nevada immediately prior to the conversion will be the directors and officers of Broadwind-Delaware and the subsidiaries of Broadwind-Nevada will be the subsidiaries of Broadwind-Delaware.

        At the effective time of the Reincorporation each then-outstanding share of Broadwind common stock will automatically be converted into one share of common stock of the resulting Delaware corporation. Existing Broadwind stockholders will not be required to exchange existing stock certificates for new stock certificates. Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares. Broadwind stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

        Pursuant to the Reincorporation, Broadwind-Delaware will assume all of Broadwind-Nevada's obligations related to convertible equity securities and other rights to purchase Broadwind common stock. Broadwind's outstanding convertible securities consist of options to purchase Broadwind common stock granted under the 2007 Plan (as described in Proposal No. 4, below). Each outstanding option to purchase shares of Broadwind common stock will be converted into an option to purchase a number of shares of the resulting Delaware corporation's common stock on the same terms and conditions as in effect immediately prior to the Reincorporation. In addition, we have granted restricted stock awards under the 2007 Plan. Each restricted stock unit that entitles the holder to shares of Broadwind common stock will be converted into a restricted stock unit that entitles the holder to shares of the resulting Delaware corporation's common stock on the same terms and conditions as in effect immediately prior to the Reincorporation.

Effect of Vote for the Reincorporation

        A vote in favor of the Reincorporation proposal is a vote to approve the plan of conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Delaware certificate of incorporation and the Delaware bylaws.

Effective Time

        If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the articles of conversion filed with the Secretary of State of Nevada and the certificate of conversion and the Delaware certificate of incorporation filed with the Secretary of State of Delaware, in each case upon acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the Broadwind Board of Directors will cause the Reincorporation to be effected at approximately the same time as the effective time of the amendment to the Broadwind articles of incorporation described in Broadwind Proposal No. 3. However, the Reincorporation may be delayed by the Broadwind Board of Directors or the plan of conversion may be terminated and abandoned by action of the Broadwind Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by Broadwind's stockholders, if the Broadwind Board of Directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of Broadwind and its stockholders, as the case may be.

Effect of Not Obtaining the Required Vote for Approval

        If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and Broadwind will continue to be incorporated in Nevada and be subject to Broadwind's existing articles of incorporation and bylaws.

Comparison of Broadwind Stockholders' Rights Before and After the Reincorporation

        Because of differences between the NRS and the DGCL, as well as differences between Broadwind's governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of Broadwind's stockholders. Summarized below are the most significant provisions of the NRS and DGCL, along with the differences between the rights of the stockholders of Broadwind before and after the Reincorporation that will result of the differences among the NRS and the DGCL and the differences between Broadwind's articles of incorporation (the "Nevada articles of incorporation") and the bylaws of Broadwind (the "Nevada bylaws") and the Delaware certificate of incorporation and the Delaware bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, the Nevada articles of incorporation, the Nevada bylaws, the Delaware certificate of incorporation, and the Delaware bylaws.

Provision	Broadwind (Nevada law)	Broadwind (Delaware law)
ELECTIONS; VOTING; PROCEDURAL MATTERS
Number of Directors
Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.
Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors.

The Nevada articles of incorporation provide that the number of directors may be changed by an amendment to the bylaws. The Nevada bylaws provide that the Board of Directors shall consist of not less than one nor more than nine directors. Subject to this limitation, the number of directors shall be set by a resolution of the Board of Directors.
The Delaware bylaws will provide that the Board of Directors shall consist of not less than one nor more than nine directors. Subject to this limitation, the number of directors shall be set by a resolution of the Board of Directors.
Classified Board of Directors	Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.	Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office.
	Broadwind does not have a classified Board.	Broadwind will not have a classified Board of Directors following the Reincorporation.
Removal of Directors
Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.
Under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.
	The Nevada bylaws provide that any director may be removed, with or without cause, by a vote of at least two-thirds of the issued and outstanding stock entitled to vote on the matter.	The Delaware bylaws will provide that any director may be removed, with or without cause, by a majority vote of the issued and outstanding stock entitled to vote on the matter.

Board Action by Written Consent
Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.
Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.
	The Nevada articles and bylaws do not change this statutory rule.	The Delaware certificate of incorporation and bylaws will not change this statutory rule.
Interested Party Transactions
Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if the director's or officer's interest in the contract or transaction is known to the board of directors or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s) or officer(s), the fact of the common interest is not known to the director(s) or officer(s) at the time the transaction is brought before the board, or the contract or transaction is fair to the corporation at the time it is authorized or approved.
Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director's or officer's relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director's or officer's relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

Special Meetings of Stockholders
Nevada law provides that unless otherwise provided in a corporation's articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.
Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.
The Nevada bylaws provide that special meetings of the stockholders may be called by the Chairman of the Board, the President, any Vice President or by any two members of the Board of Directors.
The Delaware bylaws will provide that special meetings of the stockholders may be called by the Chairman of the Board, the Chief Executive Officer, the President, or by any two members of the Board of Directors.
Failure to Hold an Annual Meeting
Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15 percent of the corporation's voting power.
Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.
Cumulative Voting
	Unless otherwise provided in the articles of incorporation, directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.	A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation.

	Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. Broadwind does not have a provision granting cumulative voting rights in the election of its directors in its Nevada articles of incorporation or bylaws.	The Delaware certificate of incorporation and bylaws will not have a provision granting cumulative voting rights in the election of its directors.
Vacancies
All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.
All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provide otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

	The Nevada articles and bylaws are consistent with Nevada law.	The Delaware bylaws will be consistent with Delaware law.
Stockholder Voting Provisions
Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders. Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.
Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.
	The Nevada articles and bylaws do not change these statutory rules.	The Delaware certificate of incorporation and bylaws will not change these statutory rules.

Stockholder Action by Written Consent
Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.
Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.
	The Nevada articles and bylaws do not change this statutory rule.	The Delaware certificate of incorporation and bylaws will not change this statutory rule.

Stockholder Vote for Mergers and Other Corporate Reorganizations
In general, Nevada requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.
In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.
	The Nevada articles and bylaws do not change these statutory rules.	The Delaware certificate of incorporation and bylaws will not change these statutory rules.

INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY
Indemnification
A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under NRS 78.138, acted in "good faith" and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes' indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys' fees.
Through, among other means, a majority vote of disinterested directors, a corporation may indemnify any director, officer, employee or agent who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation), by reason of service in that capacity, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes' indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys' fees.

The Nevada bylaws provide that the corporation shall, to the maximum extent and in the manner permitted by the NRS, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.
The Delaware certificate of incorporation will provide that Broadwind shall indemnify its directors and executive officers to the fullest extent not prohibited by the DGCL or any other applicable law. Broadwind will be able to modify the extent of such indemnification by individual contracts with its directors and executive officers.
Advancement of Expenses
Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.
Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or by-laws provides for mandatory advancement.
	The Nevada articles and bylaws allow for the advancement of expenses.	The Delaware certificate of incorporation will provide that Broadwind will advance expenses to any executive officer or director prior to the final disposition of the proceeding.
Limitation on Personal Liability of Directors
The NRS provides for more expansive elimination of liability than Delaware law. Neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law. Unlike Delaware, Nevada does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.
A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

	The Nevada articles of incorporation provide for elimination of director liability to the fullest extent permitted by the NRS.	The Delaware certificate of incorporation will provide for elimination of director liability to the fullest extent permitted by the DGCL.
DIVIDENDS
Declaration and Payment of Dividends
Under Nevada law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation's total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.
Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

The Delaware bylaws will provide that, subject to the provisions of the Delaware certificate of incorporation and applicable law, the Board of Directors may declare dividends at any regular or special meeting.
Before payment of any dividend, the Board of Directors may set aside any Broadwind funds available for dividends as the Board of Directors from time to time thinks proper.

ANTI-TAKEOVER STATUTES
Business Combination Statute
Sections 78.411 through 78.444 of the NRS prohibits an interested stockholder from engaging in a business combination with a corporation for three years after the person first became an interested stockholder unless the combination or the transaction by which the person first became an interested stockholder is approved by the board of directors before the person first became an interested stockholder. If this approval is not obtained, then after the expiration of the three-year period, the business combination may be consummated if the combination is then approved by the affirmative vote of the holders of a majority of the outstanding voting power not beneficially owned by the interested stockholder or any affiliate or associate thereof. Alternatively, even without these approvals, a combination occurring more than three years after the person first became an interested stockholder may be permissible if specified requirements relating to the consideration to be received by disinterested stockholders are met, and the interested stockholder has not, subject to limited exceptions, become the beneficial owner of additional voting shares of the corporation. An interested stockholder is (1) a person that beneficially owns, directly or indirectly, ten percent or more of the voting power of the outstanding voting shares of a corporation, or (2) an "affiliate" or "associate" (as those terms are defined in the statute) of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.
Under Delaware law, a corporation that is listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions of the NRS, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote; provided, however, such vote by disinterested stockholders is not required to the extent the Nevada corporation is not subject to such provisions. Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an interested stockholder whose date of acquiring shares is on or before the effective date of the amendment.
These provisions do not apply, among other exceptions, if (i) the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by these provisions, or (ii) the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by these provisions.
	The Nevada bylaws expressly opt out of the business combination statutes.	The Delaware certificate of incorporation will opt out of the business combination statutes.
Control Share Acquisition Statute
	The NRS also limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. According to the NRS, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person's shares.	Delaware does not have a control share acquisition statute. Thus, hostile bidders could acquire blocks of Broadwind stock without the risk of voting disenfranchisement.

Under the NRS, a controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of the voting power of the issuing corporation in the election of directors. Outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition and acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as control shares.
The effect of the control share acquisition statute is, generally, to require a hostile bidder to put its offer to a stockholder vote or risk voting disenfranchisement.

The control share acquisition statute of the NRS does not apply if the corporation opts-out of such provision in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.
The Nevada bylaws expressly opt-out of the NRS control share provisions.

Dissenters' Rights

        Holders of record of shares of Broadwind common stock who do not vote in favor of the Reincorporation or consent thereto in writing and who properly demand payment for their shares will be entitled to dissenters' rights in connection with the Reincorporation under Sections 92A.300 - 92A.500 of the NRS.

        The following discussion is not a complete statement of the law pertaining to dissenters' rights under NRS Sections 92A.300 - 92A.500 and is qualified in its entirety by the full text of NRS Sections 92A.300 - 92A.500, which is attached to this proxy statement as Appendix D. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their dissenters' rights under NRS Sections 92A.300 - 92A.500. All references in NRS Sections 92A.300 - 92A.500 and in this summary to a "stockholder" or "holders of shares of Broadwind common stock" are to the record holder or holders of the shares of Broadwind common stock entitled to vote as to which dissenters' rights are asserted. A person having a beneficial interest in shares of Broadwind common stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters' rights, or must assert his own dissenters' right and submit a written consent of the stockholder of record in accordance with NRS 92A.400.

        To assert dissenters' rights, stockholders must satisfy all of the following conditions in NRS Section 92A.420 and 92A.440:

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  Before the vote on the adoption of the Reincorporation occurs at the Annual Meeting, each stockholder who wishes to assert dissenters' rights must give written notice to Broadwind before the vote is taken, of the stockholder's intent to demand payment for his or her shares if the Reincorporation takes place and shall not vote or cause or permit to be voted his or her shares in favor of the proposed Reincorporation. Neither voting against, abstaining from voting, or failing to vote on the adoption of the Reincorporation will constitute notice of intent to demand payment or demand for payment of fair value within the meaning of NRS Section 92A.420.

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  A dissenting stockholder may NOT vote for approval of the Reincorporation. If a stockholder returns a signed proxy but does not specify in the proxy a vote against adoption of the Reincorporation or an instruction to abstain, the proxy will be voted FOR adoption of the Reincorporation, which will have the effect of waiving the rights of that stockholder to have his shares purchased at fair value. Abstaining from voting or voting against the adoption of the Reincorporation will NOT constitute a waiver of dissenters' rights.

        After the vote is taken at the Annual Meeting, if the Reincorporation is approved, no later than 10 days after the Reincorporation takes place, a written dissenters' notice and form, accompanied by a copy of NRS Sections 92A.300 - 92A.500 inclusive, will be sent to each stockholder who has given the written notice described above and did not vote in favor of the Reincorporation. The dissenters' notice will state the results of the vote on the Reincorporation, where the payment demand must be sent, and where and when share certificates must be deposited. It will set a date, not fewer than 30 nor more than 60 days after delivery of the notice, by which the payment demand must be received from the dissenting stockholder. The notice will include a form for demanding payment that will require the stockholder asserting dissenters' rights to certify whether or not the stockholder acquired beneficial ownership of the shares before May 16, 2008, the date of the first announcement to the stockholders and the media of the terms of the proposed Reincorporation and that the stockholder did not vote in favor of the transaction. Please note that shares acquired after May 16, 2008, referred to in this section as after-acquired shares, may be subject to different treatment in accordance with NRS Section 92A.470 than shares acquired before that date.

        A stockholder who receives a dissenters' notice must comply with the terms of the notice. A stockholder asserting dissenters' rights who does so by demanding payment, depositing his certificates in accordance with the terms of the notice and certifying that beneficial ownership was acquired before May 16, 2008 will retain all other rights of a stockholder until these rights are cancelled or modified by the Reincorporation.

        Dissenters' rights under NRS Section 92A.400 may be asserted either by a beneficial stockholder or a stockholder of record. A record stockholder may assert dissenters' rights as to fewer than every share registered in his name only if he objects for all shares beneficially owned by any one person and notifies Broadwind in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. A beneficial stockholder may assert dissenters' rights as to shares held on his behalf only if he submits to Broadwind the stockholder of record's written consent before or at the time he asserts dissenters' rights and he does so for all shares that he beneficially owns or over which he has the power to direct the vote.

        Within 30 days after receipt of a payment demand, Broadwind will pay in cash to each stockholder who complied with the terms of the dissenters' notice the amount Broadwind estimates to be the fair value of the shares, plus interest, except that Broadwind may withhold payment from a dissenter as to after-acquired shares until after the Reincorporation is effected, at which point it shall offer its estimate of fair value of such shares, plus interest, to the dissenter in accordance with NRS 92A.470. The payment will be accompanied by Broadwind's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholder's equity and the latest available interim financial statements; a statement of Broadwind's estimate of the fair value of the shares; an explanation of how the interest was calculated; a statement of the dissenter's right to demand payment under NRS 92A.480; and a copy of NRS Sections 92A.300 - 92A.500. Within 30 days of payment or offered payment, if a dissenting stockholder believes that the amount paid is less than the fair value of the shares or that the interest due is incorrectly calculated, the stockholder may notify Broadwind in writing of his own estimate of the fair value of the shares and interest due. If this kind of claim is made by a stockholder, and it cannot be settled, Broadwind is required to petition the district court to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand.

        The costs and expenses of a court proceeding will be determined by the court and generally will be assessed against Broadwind, but these costs and expenses may be assessed as the court deems equitable against all or some of the stockholders demanding appraisal who are parties to the proceeding if the court finds the action of the stockholders in failing to accept Broadwind's payment or offered payment was arbitrary, vexatious or not in good faith. These expenses may include the fees and expenses of counsel and experts employed by the parties.

        All written notices of intent to demand payment of fair value should be sent or delivered to, Broadwind Energy, Inc., Attn: Investor Relations, 47 East Chicago Avenue, Suite 332, Naperville, IL 60540.

Accounting Treatment of the Reincorporation

        The Reincorporation has no affect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. Accordingly, the historical consolidated financial statements of Broadwind-Nevada previously reported to the SEC as of and for all periods through the date of this proxy statement remain the consolidated financial statements of Broadwind-Delaware.

Regulatory Approval

        To Broadwind's knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the articles of conversion with the Secretary of State of Nevada and the filing of the certificate of incorporation and the certificate of conversion with the Secretary of State of Delaware.

Material United States Federal Income Tax Consequences of the Reincorporation

        The following discussion summarizes the material United States federal income tax consequences of the Reincorporation that are expected to apply generally to holders of Broadwind common stock. This summary is based upon current provisions of the Internal Revenue Code ("IRC"), existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change and to differing interpretations, possibly with retroactive effect.

        This summary only applies to a Broadwind common stockholder that is a "U.S. person," defined to include:

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  a citizen or resident of the United States;

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  a corporation created or organized in or under the laws of the United States, or any political subdivision thereof (including the District of Columbia);

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  an estate the income of which is subject to United States federal income taxation regardless of its source;

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  a trust if either:

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  a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust, or

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  the trust has a valid election in effect to be treated as a United States person for United States federal income tax purposes; and

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  any other person or entity that is treated for United States federal income tax purposes as if it were one of the foregoing.

        A holder of Broadwind common stock other than a "U.S. person" as so defined is, for purposes of this discussion, a "non-U.S. person." If a partnership holds Broadwind common stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Broadwind common stock, you should consult your tax advisor.

        This summary assumes that holders of Broadwind common stock hold their shares of Broadwind common stock as capital assets within the meaning of Section 1221 of the IRC (generally, property held for investment). No attempt has been made to comment on all United States federal income tax consequences of the Reincorporation that may be relevant to particular holders, including holders:

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  who are subject to special treatment under United States federal income tax rules such as dealers in securities, financial institutions, non-U.S. persons, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, or tax-exempt entities;

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  who are subject to the alternative minimum tax provisions of the IRC;

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  who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions;

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  who hold their shares as qualified small business stock within the meaning of Section 1202 of the IRC; or

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  who hold their shares as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy.

        In addition, the following discussion does not address the tax consequences of the Reincorporation under state, local and foreign tax laws. Furthermore, the following discussion does not address any of the tax consequences of transactions effectuated before, after or at the same time as the Reincorporation, whether or not they are in connection with the Reincorporation.

        Accordingly, holders of Broadwind common stock are advised and expected to consult their own tax advisers regarding the federal income tax consequences of the Reincorporation in light of their personal circumstances and the consequences of the Reincorporation under state, local and foreign tax laws.

        Broadwind believes that the Reincorporation of Broadwind from Nevada to Delaware will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the IRC. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the IRC and subject to the qualifications and assumptions described in this proxy statement: (i) holders of Broadwind common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (ii) the aggregate tax basis of shares of the resulting Delaware corporation's common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of Broadwind common stock converted therefor, and (iii) the holding period of the shares of the resulting Delaware corporation's common stock received in the Reincorporation will include the holding period of the shares of Broadwind common stock converted therefor.

        THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION'S POTENTIAL TAX EFFECTS. HOLDERS OF BROADWIND COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the change of Broadwind's state of incorporation as set forth in this Proposal No. 2. Under applicable Nevada law, approval of the Reincorporation requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting who are entitled to vote on such matter.

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
(Proposal No. 3)

        On March 26, 2008, the Board of Directors unanimously approved an amendment to our Articles of Incorporation to increase the authorized number of common shares from 100,000,000 to 150,000,000 (the "Amendment"), subject to stockholder approval. If approved, our Board of Directors will effect the Amendment regardless of the outcome of the Reincorporation proposal (Proposal No. 2) or the 2007 Equity Incentive Plan proposal (Proposal No. 4).

        As of May 18, 2008, of our 100,000,000 authorized shares of common stock, 88,350,768 shares were issued and outstanding, and 11,649,232 shares were authorized but unissued. We have reserved 3,500,000 shares for issuance pursuant to the proposed Broadwind Energy, Inc. 2007 Equity Incentive Plan (the "2007 Plan"), as described in Proposal No. 4 below.

        The Board of Directors desires to increase the number of authorized shares to provide sufficient shares for issuance under the proposed 2007 Plan; to give the Board flexibility to declare stock dividends or stock splits at such times as the Board may deem appropriate; to give the Board flexibility to make acquisitions using stock; to give the Board flexibility to adopt additional employee benefit plans or further increase the shares available under existing plans; to raise equity capital; or to use the additional shares for other general corporate purposes.

        The Board of Directors has authorized the future issuance of 7,537,688 shares (the "SPA Shares") to TCP pursuant to a Securities Purchase Agreement dated April 22, 2008, as described in further detail in our Current Report on Form 8-K filed April 28, 2008. In addition to other closing conditions, TCP's obligation is conditioned upon Broadwind having a sufficient number of shares to issue. Thus, TCP may not be obligated to purchase such shares if the Amendment is not approved. Other than the SPA Shares and the shares currently reserved for issuance as described above, the Board has not authorized the issuance of any additional shares, and there are no current agreements or commitments for the issuance of any additional shares. If the Board authorizes the issuance of additional shares in the future, it would do so only at the time and on such terms as it then deems to be in the best interests of Broadwind and our then existing stockholders.

        In addition to the 100,000,000 currently authorized common shares, 1,000,000 undesignated shares are authorized in our Articles of Incorporation. The undesignated shares will not be increased pursuant to the Amendment. Our Articles of Incorporation permit the Board to establish from the current 1,000,000 undesignated shares, by resolution adopted and filed in the manner provided by law, one or more classes or series and to fix the relative rights and preferences of each such class or series. These shares are available for issuance by the Board at such times and for such purposes as the Board may deem advisable without further action by the stockholders, except as may be required by law or regulatory authorities. The Board has the authority, for example, to issue a new class or series of stock to impede potential takeover transactions; however, the Board would do so only on terms which the Board deems to be in our best interests and the interests of our then existing stockholders.

        Pursuant to our Articles of Incorporation, our stockholders have no preemptive rights with respect to our common stock; however, certain stockholders do have contractual rights to participate in future offerings of our common stock so as to maintain their percentage ownership. If this proposed Amendment is adopted, the additional authorized shares of common stock will be available for issuance from time to time at the discretion of the Board without further action by the stockholders, except where stockholder approval is required by law, regulatory authorities or to obtain favorable tax treatment for certain employee benefit plans. Although it is not possible to state with certainty the effects of the Amendment upon the rights of the holders of common stock until the Board determines the purpose for the actual issuance of common stock, additional shares of common stock might be issued at times and under circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present holders of our common stock. Further, while an increase in the common shares could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), we are not proposing the increase in authorized shares in response to any effort to accumulate our stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the increase to our authorized number of common shares as set forth in this Proposal No. 3. Under applicable Nevada law, approval of the Amendment requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting who are entitled to vote on such matter.

APPROVAL OF ADOPTION OF
THE 2007 EQUITY INCENTIVE PLAN
(Proposal No. 4)

General Information

        On August 20, 2007, the Board of Directors approved the Broadwind Energy, Inc. 2007 Equity Incentive Plan (the "2007 Plan"), subject to approval by the Company's stockholders. The Board believes that granting fairly priced stock options and other stock awards to officers, other key employees and directors is an effective means to promote the future growth and development of the Company. Such options and awards, among other things, increase these individuals' proprietary interest in Broadwind's success and enables the Company to attract and retain qualified personnel. The Board therefore recommends that all stockholders vote in favor of the 2007 Plan.

Description of the 2007 Plan

        Following is a general description of the material features of the 2007 Plan, which is filed as Exhibit 10.2 to the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on November 14, 2007.

        General.    Under the 2007 Plan, the Board or a committee appointed by the Board may award incentive or nonqualified stock options, restricted stock, stock appreciation rights, performance shares and performance units to those officers and employees of Broadwind (including the Company's subsidiaries and affiliates), or to directors of or consultants or advisors to Broadwind, whose performance, in the judgment of the Board or committee, can have a significant effect on the success of Broadwind. All options and awards will comply with the requirements of Section 409A of the Internal Revenue Code ("IRC"), to the extent applicable.

        Shares Available.    The 2007 Plan provides for the issuance of up to 3,500,000 shares of Broadwind common stock, subject to adjustment of such number in the event of certain increases or decreases in the number of outstanding shares of common stock of Broadwind effected as a result of stock splits, stock dividends, combinations of shares or similar transactions in which Broadwind receives no consideration. If any options or stock awards granted under the 2007 Plan expire or terminate prior to exercise, the shares subject to that portion of the option or stock award are available for subsequent grants.

        Administration and Types of Awards.    The 2007 Plan may be administered by the Board or a committee appointed by the Board. Any committee appointed by the Board to administer the 2007 Plan shall consist of at least two "non-employee" directors (as defined in Rule 16b-3, or any successor provision, of the General Rules and Regulations under the Securities Exchange Act of 1934) and, to the extent necessary for compliance with IRC Section 162(m), each such director shall also be an "outside director" (within the meaning of IRC Section 162(m) and the regulations issued thereunder).

        The Board has appointed the Compensation Committee as Administrator of the 2007 Plan. The Committee has broad powers to administer and interpret the 2007 Plan, including the authority to (i) establish rules for the administration of the 2007 Plan, (ii) select the participants in the 2007 Plan, (iii) determine the types of awards to be granted and the number of shares covered by such awards, and (iv) set the terms and conditions of such awards.

        Term.    Incentive stock options may be granted pursuant to the 2007 Plan until August 20, 2017. Other awards may be granted pursuant to the 2007 Plan from time to time until the 2007 Plan is discontinued or terminated by the Administrator.

        Options.    Options granted under the 2007 Plan may be either "incentive" stock options within the meaning of Section 422 of the IRC or "nonqualified" stock options that do not qualify for special tax treatment under the IRC. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of Broadwind common stock on the date the option is granted. Generally, nonqualified stock options will be granted with a per share exercise price equal to the fair market value of a share of our common stock on the date the option is granted. The closing sale price of a share of Broadwind common stock was $20.48 on May 16, 2008. The Administrator will determine the term of the option (which in the case of an incentive stock option, may in no event exceed ten years) and how it will become exercisable. Optionees may pay for shares upon exercise of option in cash, personal check, certified check, or, if approved by the Administrator, by delivering previously acquired shares of Broadwind common stock or by a combination thereof. An incentive stock option may not be transferred by an optionee except by will or the laws of descent and distribution. In certain circumstances, a nonqualified option may be transferred to a member of an optionee's family, a trust for the benefit of such immediate family members or a partnership in which such family members are the only partners.

        Restricted Stock Awards.    The Administrator is also authorized to grant awards of restricted stock. Each restricted stock award granted under the 2007 Plan shall be for a number of shares as determined by the Administrator, subject to the limitations set forth in the 2007 Plan, and the Administrator, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse. Recipients of restricted stock awards are entitled to vote the shares and receive any dividends with respect to the shares from the date the award is made. Restricted stock awards may not be transferred by a recipient, other than by will or the laws of descent or distribution, until the risks of forfeiture have lapsed.

        Performance Share Awards and Performance Units.    The Administrator is also authorized to grant performance awards, which are earned or become vested upon achievement of performance objectives established by the Administrator. Performance share awards generally provide the recipient with the opportunity to receive shares of Broadwind common stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if performance objectives are achieved over specified performance periods. Performance awards are non-transferable, other than by will or the laws of descent or distribution.

        Stock Appreciation Rights.    A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon the exercise of a stock appreciation right, the recipient will receive cash, shares of Broadwind common stock or some combination of cash and shares having a value equal to the excess of (i) the fair market value of a specified number of shares of Broadwind common stock, over (ii) a specified exercise price. If the stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right. The Administrator will determine the term of the stock appreciation right and how it will become exercisable. A stock appreciation right may not be transferred by an optionee except by will or the laws of descent and distribution.

        Amendment.    The Board of Directors may, from time to time, suspend or discontinue the 2007 Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option or stock award to the material detriment of the participant without the consent of the participant except as authorized in the event of merger, consolidation or liquidation of Broadwind, (ii) the 2007 Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the 2007 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive awards; (c) decrease the price at which options will be granted; or

(d) materially increase the benefits accruing to participants under the 2007 Plan without the approval of the stockholders, to the extent such approval is required by applicable law or regulation.

Federal Income Tax Matters

        Options.    Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted pursuant to the 2007 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of Broadwind common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. Broadwind will receive an income tax deduction in its fiscal year in which nonqualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

        Incentive stock options granted under the 2007 Plan are intended to qualify for favorable tax treatment under Section 422 of the IRC. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of Broadwind. Broadwind ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

        Restricted Stock Awards.    Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if a recipient makes a "Section 83(b)" election, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. Broadwind normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Performance Share and Performance Unit Awards.    A recipient of performance shares or performance units will recognize compensation taxable as ordinary income equal to the value of the shares of Broadwind common stock or the cash received, as the case may be, in the year that the recipient receives payment. Broadwind normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Stock Appreciation Rights.    Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Broadwind common stock or the cash received in the year that the stock appreciation right is exercised. Broadwind normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

New Plan Benefits

        The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, other key employees and directors under the 2007 Plan. The table below sets forth information about awards granted to date under the 2007 Plan to our named executive officers, all current executive officers as a group, all non-executive directors as a group, and all non-executive employees as a group.

Awards Granted to date under the 2007 Plan

Name	Number of Shares Underlying Restricted Stock Awards (#)	Number of Shares Subject to Stock Option Awards (#)	Weighted Average Exercise Price Per Share ($)

J. Cameron Drecoll	—	—	—

Raymond L. Brickner III	—	—	—

Lars Moller	5,000	500,000	8.10

Steven A. Huntington	5,000	50,000	4.60

Executive Group (5 persons)	15,000	950,000	7.92

Non-Executive Director Group (3 persons)	—	85,000	8.83

Non-Executive Employee Group (24 persons)	—	253,000	10.84

VOTE REQUIRED

        The Board recommends that you vote "FOR" the approval of the Board's adoption of the 2007 Plan. Such adoption requires that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition of the proposal at the Annual Meeting.

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 5)

        The Board of Directors recommends that the stockholders ratify the appointment of Grant Thornton LLP ("Grant Thornton") as the independent registered public accounting firm for Broadwind for the year ending December 31, 2008. Grant Thornton provided services in connection with the audit of our financial statements for the year ended December 31, 2007, assistance with our Annual Report submitted to the Securities and Exchange Commission on Form 10-KSB and filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting.

        A representative of Grant Thornton is expected to be present at the Annual Meeting of Stockholders. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Changes in Independent Registered Public Accounting Firm

        On December 6, 2007, our Board of Directors approved the engagement Grant Thornton as our independent auditor. The engagement was effective December 17, 2007, at which point we dismissed our previous independent auditor, Carver Moquist & O'Connor, LLC ("Carver Moquist"). Carver Moquist served as our principal accountant during the fiscal year ended December 31, 2006. Our Board of Directors approved the dismissal.

        Grant Thornton audited our financial statements for the fiscal year ended December 31, 2007. Carver Moquist's audit report on the financial statements of the Company as of and for the fiscal year ended December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with the audit of the financial statements of the Company for the fiscal year ended December 31, 2006, and through the subsequent interim period preceding Carver Moquist's dismissal, there were no disagreements between the Company and its principal accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Carver Moquist's satisfaction, would have caused Carver Moquist to make reference to the matter in its reports on the financial statements for such year.

        In connection with the audit of the financial statements of the Company for the fiscal year ended December 31, 2006, and in the subsequent interim period through the date of Carver Moquist's dismissal, there were no "reportable events" as defined in Regulation S-B, Item 304(a)(1)(iv).

        In deciding to engage Grant Thornton, the Board of Directors reviewed auditor independence issues and existing commercial relationships with Grant Thornton and concluded that Grant Thornton has no commercial relationship with the Company that would impair its independence. During our fiscal year ended December 31, 2006 and the period from January 1, 2007 through the date of the engagement, we did not consult with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Fees

        The following table sets forth the approximate fees billed by our principal accountant in 2006 and 2007:

	2006	2007

	Carver Moquist & O'Connor, LLC(1)	Grant Thornton LLP(2)

Audit Fees	$58,470	$10,700

Audit-Related Fees	$24,200	$252,599

Tax Fees	$0	$0

All Other Fees	$0	$0

Total	$82,670	$263,299

    (1)
    On May 17, 2006, we engaged Carver Moquist & O'Connor, LLC to serve as our independent registered public accountants for the fiscal year ended December 31, 2006, and review the financial statements included in our quarterly reports for the fiscal quarters ended March 31, 2007, June 30, 2007 and September 30, 2007.

    (2)
    Effective December 17, 2007, we engaged Grant Thornton LLP to serve as our independent registered public accountant for the fiscal year ended December 31, 2007.

        Audit Fees consist of fees billed by our principal accountant in the 2006 and 2007 fiscal year for the audit of the December 31, 2006 and 2007 financial statements, respectively, attendance at Audit Committee meetings and review of financial statements included in our Quarterly Reports and in Current Reports relating to acquisitions.

        Audit-Related Fees are primarily for services in connection with accounting research, due diligence and assurance work related to mergers and acquisitions, and Sarbanes-Oxley Section 404 advisory services, as well as other services that are related to the performance of the audit of our financial statements and are not reported under Audit Fees. The audit-related fees paid to Grant Thornton in 2007 were incurred prior to their engagement as independent registered public accountant and therefore were not subject to approval by our Audit Committee.

        The Audit Committee has considered whether provision of the above audit-related services is compatible with maintaining the registered public accounting firm's independence and has determined that such services are compatible with maintaining the registered public accounting firm's independence.

Pre-Approval of Audit Fees

        Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for Broadwind by its independent auditors or any other auditing or accounting firm.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the ratification of Grant Thornton LLP as the independent registered public accounting firm for the Company. Such ratification requires that the number of votes cast in favor exceed the number of votes cast in opposition at the Annual Meeting at which a quorum is present.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders ("Insiders") are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely upon a review of the copies of such reports furnished to us during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to Insiders were complied with, except for the following: Jeffrey Gendell, et al filed two late Form 4s to report open market purchases; Steven A. Huntington reported a stock option grant one day late on one Form 4; and Samuel L. Fairchild reported two late transactions on a Form 5.

OTHER BUSINESS

        Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

STOCKHOLDER PROPOSALS

        Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the 2009 Annual Meeting must be received by the Company no later than February 9, 2009 to be includable in the Company's proxy statement and related proxy for the 2009 Annual Meeting.

        Also, if a stockholder proposal intended to be presented at the 2009 Annual Meeting but not included in the Company's proxy statement and proxy is received by the Company after April 25, 2009, then the persons named in the Company's proxy form for the 2009 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on the stockholder proposal, if presented at the meeting, without including information about the proposal in the Company's materials.

FORM 10-KSB

        A COPY OF OUR FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. NO PORTION OF SUCH REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. BROADWIND ENERGY, INC. WILL FURNISH TO ANY STOCKHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO US FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUESTS SHOULD INCLUDE A REPRESENTATION THAT THE STOCKHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF BROADWIND COMMON STOCK ON MAY 18, 2008, THE RECORD DATE FOR THE 2008 ANNUAL MEETING, AND SHOULD BE DIRECTED TO MR. MATTHEW J. GADOW, CHIEF FINANCIAL OFFICER, AT OUR PRINCIPAL ADDRESS.

Dated: June 9, 2008
Naperville, Illinois

Appendix A

PLAN OF CONVERSION
OF
BROADWIND ENERGY, INC., a Nevada corporation
TO
BROADWIND ENERGY, INC., a Delaware corporation

        This Plan of Conversion has been adopted by Broadwind Energy, Inc., a Nevada corporation (the "Company") as of June    , 2008.

WITNESSETH:

        WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Nevada;

        WHEREAS, the Company wishes to effectuate the conversion of the Company into a Delaware corporation (the "New Company"); and

        WHEREAS, the Board of Directors of the Company has adopted a resolution approving this Plan of Conversion;

        NOW THEREFORE, the Company agrees as follows:

        1.    Conversion.    The Company shall convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware ("DGCL") and Section 92A.120 of the Nevada Revised Statutes ("NRS"). Following the conversion, the name of the New Company shall be Broadwind Energy, Inc., and the New Company shall be governed by the laws of the State of Delaware, except that notwithstanding Section 106 of the DGCL, the existence of the New Company shall be deemed to have commenced on the date the Company commenced its existence in Nevada. The conversion of the Company in Delaware shall herein be referred to as the "Conversion."

        2.    Stockholder Approval.    As soon as practicable after the Board of Directors approves this Plan of Conversion, the Company shall submit this Plan of Conversion to its stockholders for approval.

        3.    Effective Date.    The Conversion shall be effective upon the filing of a Certificate of Conversion meeting the requirements of Sections 103 and 265 of the DGCL (the "Certificate of Conversion") and Certificate of Incorporation of the New Company with the Secretary of State of the State of Delaware and the filing of Articles of Conversion meeting the requirements of Section 92A.205 of the NRS with the Secretary of State of the State of Nevada, which filings shall be made as soon as practicable after all required stockholder approvals have been obtained. The time of such effectiveness shall herein be referred to as the "Effective Date."

        4.    Common Stock of the Company.    On the Effective Date, by virtue of the Conversion and without any action on the part of the holders thereof, each share of Common Stock of the Company issued and outstanding immediately prior thereto shall be unchanged, shall continue to represent one share of Common Stock of the New Company as a Delaware corporation, and shall remain in effect immediately after consummation of the Conversion.

        5.    Options and Restricted Stock of the Company.    On the Effective Date, by virtue of the Conversion and without any action on the part of the holders thereof, all of the Company's employee benefit plans in effect on the Effective Date with respect to which employee options, restricted stock, rights or other accrued benefits are outstanding as of such date shall continue and remain in effect upon the same terms and conditions as were in effect immediately prior to the Conversion, and the New Company shall continue to reserve that number of shares of Common Stock with respect to each such employee benefit plan as was reserved by the Company prior to the Effective Date with no other changes in the terms and conditions thereof.

        6.    Stock Certificates.    On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of the Company shall be deemed for all purposes to continue to evidence ownership of and to represent the shares of the New Company into which the shares represented by such certificates have been converted as herein provided. The registered owner on the books and records of the New Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the New Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the New Company evidenced by such outstanding certificate as above provided.

        7.    Succession.    On the Effective Date, all of the rights, privileges, debts, liabilities, powers and property of the Company as a Nevada corporation shall continue to be the rights, privileges, debts, liabilities and powers of the New Company as a Delaware corporation in the manner and as more fully set forth in Section 265 of the DGCL. Without limiting the foregoing, upon the Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, agreements, contracts and other assets of every kind and description of the Company shall continue to be vested in and devolved upon the New Company without further act or deed. All rights of creditors of the Company and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall continue to be obligations of the New Company.

        8.    Certificate of Incorporation.    Immediately prior to or simultaneously with the filing of the Certificate of Conversion, the Company shall file the Certificate of Incorporation in the form of Exhibit A hereto (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware, which shall be the Certificate of Incorporation of the New Company following the Conversion.

        9.    Directors and Officers.    The members of the Board of Directors and the officers of the Company immediately prior to the Effective Date shall continue in office following the Effective Date of the Conversion until the expiration of their respective terms of office and until their successors have been elected and qualified.

        10.    Amendment.    This Plan of Conversion may be amended by the Board of Directors of the Company at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of this Plan by the stockholders of the Company shall not alter or change (a) the amount or kind of shares or other securities, interests, obligations, rights to acquire shares, other securities or interests, cash, or other property to be received by the stockholders hereunder, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the DGCL, or (c) any of the terms and conditions of this Plan of Conversion if such alteration or change would adversely affect the holders of any class or series of the stock of the Company.

        11.    Abandonment or Deferral.    At any time before the Effective Time, this Plan of Conversion may be terminated and the Conversion may be abandoned by action of the Board of Directors of the Company, notwithstanding the approval of this Plan of Conversion by the stockholders of the Company, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Company, such action would be in the best interest of the Company and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect and there shall be no liability on the part of the Company or its Board of Directors or stockholders with respect thereto, except that the Company shall pay all expenses incurred in connection with the Conversion or in respect of this Plan of Conversion or relating thereto.

        This Plan of Conversion has been adopted by the Board of Directors of Broadwind Energy, Inc. as of the date set forth above.

BROADWIND ENERGY, INC., a Nevada corporation
By:	Name: J. Cameron Drecoll Title: Chief Executive Officer

Appendix B

CERTIFICATE OF INCORPORATION
OF
BROADWIND ENERGY, INC.
a Delaware corporation

        I, the undersigned, being of full age and named the original incorporator herein, for the purpose of forming a corporation under the General Corporation Law of the State of Delaware (the "DGCL"), as amended, to do business both within and without the State of Delaware, do make and file this Certificate of Incorporation, hereby declaring and certifying that the facts herein stated are true:

ARTICLE I
NAME

        The name of the corporation is Broadwind Energy, Inc.

ARTICLE II
RESIDENT AGENT & REGISTERED OFFICE

        Section 2.01.    Resident Agent.    The name and address of the Resident Agent for service of process is National Registered Agents, Inc., 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, Delaware 19904.

        Section 2.02.    Registered Office.    The address of its Registered Office is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, Delaware 19904.

        Section 2.03.    Other Offices.    The corporation may also maintain offices for the transaction of any business at such other places within or without the State of Delaware as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders held outside the State of Delaware with the same effect as if in the State of Delaware.

ARTICLE III
PURPOSE

        The corporation is organized for the purpose of engaging in any lawful activity, within or without the State of Delaware. The corporation is being incorporated in connection with the conversion of a Nevada corporation to a Delaware corporation (the "Conversion"), and this Certificate of Incorporation is being filed simultaneously with the Certificate of Conversion to Corporation from a Non-Delaware Corporation to a Delaware Corporation (the "Certificate of Conversion") pursuant to Section 265 of the General Corporation Law of the State of Delaware.

ARTICLE IV
SHARES OF STOCK

        Section 4.01    Number and Class.    The total number of shares of authorized capital stock of the corporation shall consist of one hundred and sixty million (160,000,000), of which one hundred and fifty million (150,000,000) shares of Common Stock with a par value of $0.001 per share and ten million (10,000,000) shall be shares of undesignated stock with a par value of $0.001 per share. Upon the filing of the Certificate of Conversion and this Certificate of Incorporation (the "Effective Time"), each share of Common Stock of Broadwind Energy, Inc., a Nevada corporation, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time will be deemed to be one issued and outstanding, fully paid and nonassessable share of Common Stock of the corporation, without any action required on the part of the corporation or the former holders of such limited liability company interests. To the fullest extent permitted by the laws of the State of Delaware, as the same now exists or may hereafter be amended or supplemented, the Board of Directors has the express authority, without first obtaining approval of the stockholders of the corporation or any class thereof, to establish from the undesignated shares, by resolution adopted and filed in the manner provided by law, one or more series of preferred stock with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the corporation.

        Section 4.02.    No Preemptive Rights.    Holders of the Common Stock of the corporation shall not have any preference, preemptive right, or right of subscription to acquire any shares of the corporation authorized, issued or sold, or to be authorized, issued or sold, and convertible into shares of the corporation, nor to any Right of subscription thereto, other than to the extent, if any, the Board of Directors may determine from time to time.

        Section 4.03.    Non-Assessability of Shares.    The Common Stock of the corporation, after the amount of the subscription price has been paid, in money, property or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the corporation, nor for any other purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Certificate of Incorporation shall not be amended in this particular.

        Section 4.04.    No Cumulative Voting.    No cumulative voting, on any matter to which Stockholders shall be entitled to vote, shall be allowed for any purpose.

ARTICLE V
DIRECTORS

        Section 5.01.    Governing Board.    The business and affairs of the corporation shall be managed by and under the direction of a Board of Directors.

        Section 5.02.    Change in Number of Directors.    The authorized number of directors may be increased or decreased as set forth in the Bylaws of the corporation.

        Section 5.03.    Election of Directors.    Unless and except to the extent that the Bylaws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

ARTICLE VI
INCORPORATOR

        The name and address of the incorporator is:

Daniel A. Yarano	Fredrikson & Byron, P.A. 200 South Sixth Street, Suite 4000 Minneapolis, MN 55402-1425

ARTICLE VII
PERIOD OF DURATION

        The corporation is to have a perpetual existence.

ARTICLE VIII
DIRECTORS' LIABILITY

        A director of the corporation shall not be personally liable to this corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation for acts or omissions prior to such repeal or modification.

ARTICLE IX
INDEMNITY

        Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Delaware from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

        Without limiting the application of the foregoing, the stockholders or Board of Directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Delaware, and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

        The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the indemnification of such person for acts or omissions prior to such repeal or modification.

ARTICLE X
BYLAWS

        In furtherance of and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the corporation.

ARTICLE XI
SECTION 203 OPT OUT

        The corporation hereby elects not to be governed by Section 203 of the DGCL as from time to time in effect or any successor provision thereto.

ARTICLE XII
AMENDMENTS

        The Board of Directors may adopt a resolution proposing to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least a majority of the voting power of the shares of the corporation entitled to vote generally in the election of directors shall be required to amend, alter or repeal, or to adopt any provision in this Certificate of Incorporation.

        THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the DGCL, does make this Certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this                        day of                                    , 2008.

Daniel A. Yarano Incorporator

Appendix C

BYLAWS

OF

BROADWIND ENERGY, INC.

BROADWIND ENERGY, INC.
BYLAWS

TABLE OF CONTENTS

i

ARTICLE V Stock		C-7
5.1	Certificated or Uncertificated Stock	C-7
5.2	Record	C-7
5.3	Consideration for Shares	C-8
5.4	Cancellation of Certificates	C-8
5.5	Lost Certificates	C-8
5.6	Transfer of Shares	C-8
5.7	Transfer Agents, Registrars, and Paying Agents	C-8
5.8	Treasury Stock	C-8
ARTICLE VI Execution of Instruments; Loans, Checks and Endorsements; Deposits; Proxies		C-9
6.1	Execution of Instruments	C-9
6.2	Loans	C-9
6.3	Checks and Endorsements	C-9
6.4	Deposits	C-9
6.5	Proxies	C-9
6.6	Contracts	C-9
ARTICLE VII Miscellaneous		C-10
7.1	Dividends	C-10
7.2	Surplus and Reserves	C-10
7.3	Waivers of Notice	C-10
7.4	Corporate Seal	C-10
7.5	Fiscal Year	C-10
7.6	Amendment of Bylaws	C-10
7.7	Uniformity of Interpretation and Severability	C-10
7.8	Emergency Bylaws	C-10
7.9	Electronic Transmission	C-10

ii

BYLAWS

OF

BROADWIND ENERGY, INC.

ARTICLE I
Offices

        1.1    Registered Office.    The registered office of the Corporation shall be located at 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, Delaware 19904.

        1.2    Principal Office.    The Corporation may have such other office or offices either within or outside of the State of Delaware as the business of the Corporation may require from time to time if so designated by the Board of Directors.

ARTICLE II
Stockholders

        2.1    Annual Meeting.    Unless otherwise designated by the Board of Directors, the annual meeting shall be held on the date and at the time and place fixed by the Board of Directors; provided, however, that the first annual meeting shall be held on a date that is within 18 months after the date on which the Corporation first has stockholders, and each successive annual meeting shall be held on a date that is within 18 months after the preceding annual meeting.

        2.2    Special Meetings.    Special meetings of stockholders of the Corporation, for any purpose, may be called by the Chief Executive Officer, the Chairman of the Board, president, or any two members of the Board of Directors. At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.

        2.3    Place of Meeting.    The annual meeting and all special meetings of stockholders may be held at such time and place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. If no designation is made, or if a meeting shall be called otherwise than by the Board, the place of meeting shall be the Company's principal offices.

        2.4    Notice of Meeting.    Written notice of the place, date and hour of any annual or special meeting of stockholders shall be given personally or by mail to each stockholder entitled to vote thereat, at such stockholder's address as it appears on the records of the Corporation, not less than ten (10) nor more than sixty (60) days prior to the meeting. Notice of any special meeting shall state the purpose or purposes for which the meeting is called.

        2.5    Adjournment.    When a meeting is for any reason adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        2.6    Organization.    The Chief Executive Officer, the Chairman of the Board or president shall call meetings of stockholders to order and act as chairman of such meetings. In the absence of said officers, any stockholder entitled to vote at that meeting, or any proxy of any such stockholder, may call the meeting to order and a chairman shall be elected by a majority of the stockholders entitled to vote at that meeting. In the absence of the Secretary or any assistant secretary of the Corporation, any person appointed by the Chairman of the Board shall act as secretary of such meeting. An appropriate number of inspectors for any meeting of stockholders may be appointed by the chairman of such meeting. Inspectors so appointed will open and close the polls, will receive and take charge of proxies and ballots, and will decide all questions as to the qualifications of voters, validity of proxies and ballots, and the number of votes properly cast.

        2.7    Closing of Transfer Books or Fixing of Record Date.    The directors may prescribe a period not exceeding 60 days before any meeting of the stockholders during which no transfer of stock on the books of the Corporation may be made. In order to determine the stockholders entitled to notice of and to vote at a meeting, or entitled to receive payment of a dividend or other distribution, the directors may fix a day not more than sixty (60) days nor less than ten (10) days preceding the date of such meeting or a day not more than sixty (60) days preceding a distribution. If a record date is not fixed, the record date for meetings is at the close of business on the day before the day on which the first notice is given or, if notice is waived, at the close of business on the day before the meeting is held. For distributions, in the absence of action by the Board, the record date for determining stockholders entitled to receive a distribution shall be at the close of business on the day on which the Board of Directors authorizes such distribution.

        2.8    Quorum.    Unless otherwise provided by the Certificate of Incorporation, a majority of the voting power that is present, in person or by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum at a meeting of stockholders. If less than a majority of the voting power is represented at a meeting, a majority of the shares so represented may adjourn the meeting without further notice for a period not to exceed 60 days at any one adjournment. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of stockholders so that less than a quorum remains.

        2.9    Proxies.    At all meetings of stockholders, a stockholder may vote by proxy, as prescribed by law. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after 6 months from the date of its creation, unless it is coupled with an interest, or unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed 7 years from the date of its creation.

        2.10    Voting of Shares.    At each meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy. Except as otherwise provided by law or the Certificate of Incorporation, each stockholder of record shall be entitled to one (1) vote for each share of stock having voting power standing in his name on the books of the Corporation. Except as otherwise provided by law, the Certificate of Incorporation or Section 3.1 of these Bylaws, all matters shall be determined by vote of a majority of the shares present or represented by proxy at such meeting and entitled to vote on such questions.

        2.11    Action Taken Without a Meeting.    Unless otherwise provided in the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The written consent must be filed with the minutes of the proceedings of the stockholders. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

        2.12    Meetings by Remote Communication.    The Board of Directors may, in its sole discretion, determine that stockholder meetings shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the Delaware General

Corporation Law. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication; provided, that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

        2.13    Voting by Class or Series.    Unless otherwise provided in the Delaware General Corporation Law, the Certificate of Incorporation or these Bylaws, if voting by a class or series of stockholders is permitted or required, a majority of the voting power of the class or series that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business. An act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

        2.14    Order of Business.    The suggested order of business at the annual meeting and, to the extent appropriate, at all other meetings of the stockholders shall, unless modified by the presiding chairman, be:

  (a)
  Call of roll

  (b)
  Proof of due notice of meeting or waiver of notice

  (c)
  Determination of existence of quorum

  (d)
  Reading and disposal of any unapproved minutes

  (e)
  Annual reports of officers and committees

  (f)
  Election of directors

  (g)
  Unfinished business

  (h)
  New business

  (i)
  Adjournment.

ARTICLE III
Directors

        3.1    Board of Directors; Number; Qualifications; Election.    The Corporation shall be managed by a Board of Directors, all of whom must be natural persons at least 18 years of age. Directors need not be residents of the State of Delaware or stockholders of the Corporation. The number of directors of the Corporation shall be not less than one nor more than nine. Subject to such limitations, the number of directors may be increased or decreased by resolution of the Board of Directors, but no decrease shall have the effect of shortening the term of any incumbent director. Subject to the provisions of Article V of the Corporation's Certificate of Incorporation, each director shall hold office until the next annual meeting of stockholders or until his successor has been elected and qualified. Directors of the Corporation shall be elected by a plurality of the votes cast by the holders of the shares present or represented by proxy at such election and entitled to vote thereon.

        3.2    Powers of the Board of Directors: Generally.    Subject only to such limitations as may be provided by the Delaware General Corporation Law or the Certificate of Incorporation, the Board of Directors shall have full control over the affairs of the Corporation.

        3.3    Committees of the Board of Directors.    The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each to consist of one or more of the directors, each of which, to the extent provided in such resolution, shall have and may exercise the authority of the Board in the management of the business of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers on which the Corporation desires to place on a seal. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Unless the Certificate of Incorporation or these Bylaws provide otherwise, the Board of Directors may appoint natural persons who are not directors to serve on committees. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

        3.4    Resignation.    Any director of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the Chief Executive Officer, the Chairman of the Board, president or the Secretary of the Corporation. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

        3.5    Removal.    Directors may be removed with or without cause, except as otherwise required by law, by the holders of at least a majority of the voting power of the shares entitled to vote generally in the election of directors. Except as required by law or the provisions of the Certificate of Incorporation, all vacancies on the Board of Directors and newly-created directorships shall be filled by the Board of Directors. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

        3.6    Vacancies.    All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the Certificate of Incorporation. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. A director elected to fill a vacancy caused by an increase in the number of directors shall hold office until the next annual meeting of stockholders and until his successor has been elected and has qualified.

        3.7    Board Meeting; Place and Notice.    Meetings of the Board of Directors may be held from time to time at any place within or without the State of Delaware that the Board of Directors may designate. In the absence of designation by the Board of Directors, Board meetings shall be held at the principal executive office of the Corporation. Any director may call a Board meeting by giving notice to all directors of the date and time of the meeting, which notice shall be given in sufficient time for the convenient assembly of the directors thereat. The notice need not state the purpose of the meeting, and may be given by mail, telephone, email or other electronic transmission or in person. If a meeting schedule is adopted by the Board, or if the date and time of a Board meeting has been announced at a previous meeting, no notice is required.

        3.8    Quorum.    A majority of the number of directors elected and qualified at the time of the meeting shall constitute a quorum for the transaction of business at any such meeting of the Board of

Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

        3.9    Manner of Acting.    If a quorum is present, the affirmative vote of a majority of the directors present at the meeting and entitled to vote on that particular matter shall be the act of the Board, unless the vote of a greater number is required by law or the Certificate of Incorporation.

        3.10    Compensation.    By resolution of the Board of Directors, any director may be paid any one or more of the following: his expenses, if any, of attendance at meetings; a fixed sum for attendance at such meeting; a stated salary as director; or any other form and amount of compensation approved by the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

        3.11    Action Taken Without a Meeting.    Unless otherwise provided in the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the Board or of the committee. The written consent must be filed with the minutes of the proceedings of the Board or committee.

        3.12    Meetings by Remote Communication.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors or of any committee designated by the Board may participate in a meeting of the Board or committee by means of a telephone conference or other method of electronic communication by which all persons participating in the meeting can communicate with each other. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.

ARTICLE IV
Officers and Agents

        4.1    Officers of the Corporation.    The Corporation shall have a Chief Executive Officer, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may appoint a president or one or more vice presidents and such other officers, assistant officers, committees, and agents, including a Chairman of the Board, assistant secretaries, and assistant treasurers, as they may consider necessary, who shall be chosen in such manner and hold their offices for such terms and have such authority and duties as from time to time may be determined by the Board of Directors. One person may hold any two or more offices. The officers of the Corporation shall be natural persons 18 years of age or older. In all cases where the duties of any officer, agent, or employee are not prescribed by the Bylaws or by the Board of Directors, such officer, agent, or employee shall follow the orders and instructions of (a) the Chief Executive Officer, and if a Chairman of the Board has been elected, then (b) the Chairman of the Board.

        4.2    Election and Term of Office.    The officers of the Corporation shall be elected by the Board of Directors annually at the first meeting of the Board held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until the first of the following occurs: until his successor shall have been duly elected and shall have qualified; or until his death; or until he shall resign; or until he shall have been removed in the manner hereinafter provided.

        4.3    Removal.    Any officer or agent may be removed by the Board of Directors, at the discretion of the Board. Election or appointment of an officer or agent shall not of itself create contract rights.

        4.4    Vacancies.    A vacancy in any office, however occurring, may be filled by the Board of Directors for the unexpired portion of the term.

        4.5    Chief Executive Officer.    The Chief Executive Officer shall, subject to the direction and supervision of the Board of Directors, be the Chief Executive Officer of the Corporation and shall have general and active control of its affairs and business and general supervision of its officers, agents, and employees. The Chief Executive Officer shall, unless otherwise directed by the Board of Directors, attend in person or by substitute appointed by him/her, or shall execute, on behalf of the Corporation, written instruments appointing a proxy or proxies to represent the Corporation, at all meetings of the stockholders of any other corporation in which the Corporation shall hold any stock. The Chief Executive Officer may, on behalf of the Corporation, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the Chief Executive Officer, in person or by substitute or proxy as aforesaid, may vote the stock so held by the Corporation and may execute written consents and other instruments with respect to such stock and may exercise any and all rights and powers incident to the ownership of said stock, subject however to the instructions, if any, of the Board of Directors. The Chief Executive Officer shall have custody of the treasurer's bond, if any. If a Chairman of the Board has been elected, the Chairman of the Board shall have, subject to the direction and modification of the Board of Directors, all the same responsibilities, rights, and obligations as described in these Bylaws for the Chief Executive Officer.

        4.6    Vice Presidents.    The vice presidents, if any, shall assist the Chief Executive Officer and shall perform such duties as may be assigned to them by the Chief Executive Officer or by the Board of Directors. In the absence of the Chief Executive Officer, the vice president designated by the Board of Directors or (if there be no such designation) the vice president designated in writing by the Chief Executive Officer shall have the powers and perform the duties of the Chief Executive Officer. If no such designation shall be made, all vice presidents may exercise such powers and perform such duties.

        4.7    Secretary.    The Secretary shall perform the following: (a) keep the minutes of the proceedings of the stockholders, executive committee, and the Board of Directors; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and affix the seal to all documents when authorized by the Board of Directors; (d) keep, at the Corporation's registered office or principal place of business within or outside Delaware, a record containing the names and addresses of all stockholders and the number and class of shares held by each, unless such a record shall be kept at the office of the Corporation's transfer agent or registrar; (e) if designated by the Board, sign with the Chief Executive Officer or a vice president, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation, unless the Corporation has a transfer agent; and (g) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the Chief Executive Officer or by the Board of Directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the Secretary.

        4.8    Treasurer.    The Treasurer shall be the principal financial officer of the Corporation and shall have the care and custody of all funds, securities, evidences of indebtedness, and other personal property of the Corporation, and shall deposit the same in accordance with the instructions of the Board of Directors. The Treasurer shall receive and give receipts and acquittances for monies paid in or on account of the Corporation, and shall pay out of the funds on hand all bills, payrolls, and other just debts of the Corporation of whatever nature upon maturity. The Treasurer shall perform all other duties incident to the office of the Treasurer and, upon request of the Board, shall make such reports to it as may be required at any time. The Treasurer shall, if required by the Board, give the Corporation a bond in such sums and with such sureties as shall be satisfactory to the Board, conditioned upon the faithful performance of his/her duties and for the restoration to the Corporation of all books, papers, vouchers, money, and other property of whatever kind in his/her possession or under his control belonging to the Corporation. If designated by the Board, the Treasurer also has power to sign, with the Chief Executive Officer or a vice president, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors. The Treasurer shall have such other powers and perform such other duties as may be from time to time prescribed by the Board of Directors or the Chief Executive Officer. The assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the Treasurer.

        The Treasurer shall also be the principal accounting officer of the Corporation. The Treasurer shall prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state, and federal tax returns, prescribe and maintain an adequate system of internal audit, and prepare and furnish to the Chief Executive Officer and the Board of Directors statements of account showing the financial position of the Corporation and the results of its operations.

        The Treasurer also has power to execute, on behalf of the Corporation, written instruments appointing a proxy or proxies to represent the Corporation, at all meetings of the stockholders of any other corporation in which the Corporation shall hold any stock. The Treasurer may, on behalf of the Corporation, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the Treasurer, in person or by substitute or proxy as aforesaid, may vote the stock so held by the Corporation and may execute written consents and other instruments with respect to such stock and may exercise any and all rights and powers incident to the ownership of said stock, subject however to the instructions, if any, of the Board of Directors.

        4.9    Salaries.    Officers of the Corporation shall be entitled to such salaries, emoluments, compensation, or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

ARTICLE V
Stock

        5.1    Certificated or Uncertificated Stock.    Shares of the Corporation may be certificated, uncertificated, or a combination thereof. Certificates representing shares shall be consecutively numbered and signed in the name of the Corporation by its Chief Executive Officer or a vice president and by the Treasurer or an assistant treasurer or by the Secretary or an assistant secretary.

        Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman or a vice-chairman of the Board of Directors, or the Chief Executive Officer, president or vice-president, and by the Treasurer or an assistant treasurer, or the Secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

        Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation's organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors.

        5.2    Record.    As used in these Bylaws, the term "stockholder" shall mean the person or other entity in whose name outstanding shares of the Corporation are currently registered on the stock record books of the Corporation. The Corporation shall keep a share register containing the names of the stockholders and the number of shares held by each stockholder. The Corporation shall also keep a record of the dates on which certificates representing shares or transaction statements representing shares were issued and, in the case of cancellation, the date of cancellation. The person or other entity in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof, and thus a holder of record of such shares of stock, for all purposes as regards the Corporation.

        5.3    Consideration for Shares.    Shares shall be issued for such consideration, expressed in dollars (but not less than the par value thereof) as shall be fixed from time to time by the Board of Directors. That part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a share dividend shall be deemed the consideration for the issuance of such dividend shares. Such consideration may consist, in whole or in part, of money, promissory notes, other property, tangible or intangible, or in labor or services actually performed for the Corporation, contracts for services to be performed or other securities of the Corporation.

        5.4    Cancellation of Certificates.    All certificates surrendered to the Corporation for transfer shall be canceled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and canceled, except as herein provided with respect to lost, stolen, or destroyed certificates.

        5.5    Lost Certificates.    In case of the alleged loss, destruction, or mutilation of a certificate of stock, the Board of Directors may direct the issuance of a new certificate or uncertificated shares in lieu thereof upon such terms and conditions in conformity with law as it may prescribe. The Board of Directors may in its discretion require a bond, in such form and amount and with such surety as it may determine, before issuing a new certificate.

        5.6    Transfer of Shares.    Transfer of shares on the books of the Corporation may be authorized only by the registered holder of such shares (or the stockholder's legal representative or duly authorized attorney in fact). In the case of shares represented by a certificate, transfer of such shares shall only occur upon surrender of the certificate duly endorsed, while transfer of uncertificated shares shall only occur upon a stockholder's compliance with such procedures the Corporation or its transfer agent may require. Every such transfer of stock shall be entered on the stock book of the Corporation which shall be kept at its principal office or by its registrar duly appointed.

        The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as may be required by the laws of Delaware.

        5.7    Transfer Agents, Registrars, and Paying Agents.    The Board may at its discretion appoint one or more transfer agents, registrars, and agents for making payment upon any class of stock, bond, debenture, or other security of the Corporation. Such agents and registrars may be located either within or outside Delaware. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

        5.8    Treasury Stock.    Treasury stock, if any, shall be held by the Corporation subject to disposal by the Board of Directors in accordance with the Delaware General Corporation Law, the Certificate of Incorporation and these Bylaws, and shall not have voting rights nor participate in dividends.

ARTICLE VI
Execution of Instruments; Loans, Checks and Endorsements;
Deposits; Proxies

        6.1    Execution of Instruments.    The Chief Executive Officer, the Treasurer, president or any vice president shall have the power to execute and deliver on behalf of and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation, except as otherwise provided in these Bylaws or where the execution and delivery thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. Unless authorized to do so by these Bylaws or by the Board of Directors, no officer, agent, or employee shall have any power or authority to bind the Corporation in any way, to pledge its credit, or to render it liable pecuniarily for any purpose or in any amount.

        6.2    Loans.    The Corporation may lend money to, guarantee the obligations of, and otherwise assist directors, officers, and employees of the Corporation, or directors of another corporation of which the Corporation owns a majority of the voting stock, only upon compliance with the requirements of the Delaware General Corporation Law and other applicable laws and regulations.

        No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

        6.3    Checks and Endorsements.    All checks, drafts, or other orders for the payment of money, obligations, notes, or other evidences of indebtedness, bills of lading, warehouse receipts, trade acceptances, and other such instruments shall be signed or endorsed by such officers or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

        6.4    Deposits.    All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation's credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Corporation who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign, and deliver for collection and deposit checks, drafts, and other orders for the payment of money payable to the Corporation or its order.

        6.5    Proxies.    Unless otherwise provided by resolution adopted by the Board of Directors, the Chief Executive Officer, the Treasurer, president or any vice president may from time to time appoint one or more agents or attorneys-in-fact of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, association, or other entity any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, association, or other entity or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation, association, or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

        6.6    Contracts.    The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

ARTICLE VII
Miscellaneous

        7.1    Dividends.    Subject to the provisions of law and of the Certificate of Incorporation, the Board of Directors may declare dividends from the surplus or, if there is no surplus, the net profits of the Corporation whenever and in such amounts as, in its opinion, the condition of the affairs of the Corporation shall render it advisable. The record date for determining stockholders entitled to a distribution shall be set in accordance with Section 2.7 of these Bylaws.

        7.2    Surplus and Reserves.    Subject to the provisions of law, the Board of Directors in its discretion may use and apply any of the capital or surplus of the Corporation to purchase or acquire any of the shares of the capital stock of the Corporation in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness, or from time to time may set aside from its surplus or net profits such sums as it, in its absolute discretion, may think proper as a reserve fund to meet contingencies, for the purpose of maintaining or increasing the property or business of the Corporation, or for any other purpose it may think conducive to the best interests of the Corporation.

        7.3    Waivers of Notice.    Whenever any notice whatsoever is required to be given by these Bylaws, the Certificate of Incorporation or any of the laws of the State of Delaware, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the actual required notice. Attendance by a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Any person so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

        7.4    Corporate Seal.    The Board of Directors may adopt a seal circular in form and bearing the name of the Corporation, the state of its incorporation, and the word "Seal" which, when adopted, shall constitute the seal of the Corporation. The seal may be used by causing it or a facsimile of it to be impressed, affixed, manually reproduced, or rubber-stamped with indelible ink.

        7.5    Fiscal Year.    The Board of Directors may, by resolution, adopt a fiscal year for the Corporation.

        7.6    Amendment of Bylaws.    The provisions of these Bylaws may at any time, and from time to time, be amended, supplemented or repealed by the Board of Directors.

        7.7    Uniformity of Interpretation and Severability.    The Bylaws shall be so interpreted and construed as to conform to the Certificate of Incorporation and the laws of the State of Delaware or of any other state in which conformity may become necessary by reason of the qualification of the Corporation to do business in such state or any other applicable law or regulation, and where conflict between these Bylaws, the Certificate of Incorporation or the laws of such a state has arisen or shall arise, these Bylaws shall be considered to be modified to the extent, but only to the extent, conformity shall require. If any provision hereof or the application thereof shall be deemed to be invalid by reason of the foregoing sentence, such invalidity shall not affect the validity of the remainder of these Bylaws without the invalid provision or the application thereof, and the provisions of these Bylaws are declared to be severable.

        7.8    Emergency Bylaws.    Subject to repeal or change by action of the stockholders, the Board of Directors may adopt emergency bylaws in accordance with and pursuant to the provisions of the laws of the State of Delaware.

        7.9    Electronic Transmission.    When used in these Bylaws, the terms "written" and "in writing" shall include any "electronic transmission," as defined in Section 232(c) of the Delaware General Corporation Law, including without limitation any telegram, cablegram, facsimile transmission and communication by electronic mail.

SECRETARY'S CERTIFICATION

        The undersigned Secretary of Broadwind Energy, Inc. (or the "Corporation") hereby certifies that the foregoing Bylaws are the Bylaws of the Corporation adopted by the Board of Directors as of the         day of May, 2008.

By
Terence P. Fox, Secretary

Appendix D

RIGHTS OF DISSENTING OWNERS

        NRS 92A.300    Definitions.    As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

        (Added to NRS by 1995, 2086)

        NRS 92A.305    "Beneficial stockholder" defined.    "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

        (Added to NRS by 1995, 2087)

        NRS 92A.310    "Corporate action" defined.    "Corporate action" means the action of a domestic corporation.

        (Added to NRS by 1995, 2087)

        NRS 92A.315    "Dissenter" defined.    "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

        (Added to NRS by 1995, 2087; A 1999, 1631)

        NRS 92A.320    "Fair value" defined.    "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

        (Added to NRS by 1995, 2087)

        NRS 92A.325    "Stockholder" defined.    "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

        (Added to NRS by 1995, 2087)

        NRS 92A.330    "Stockholder of record" defined.    "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

        (Added to NRS by 1995, 2087)

        NRS 92A.335    "Subject corporation" defined.    "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

        (Added to NRS by 1995, 2087)

        NRS 92A.340    Computation of interest.    Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

        (Added to NRS by 1995, 2087)

        NRS 92A.350    Rights of dissenting partner of domestic limited partnership.    A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

        (Added to NRS by 1995, 2088)

        NRS 92A.360    Rights of dissenting member of domestic limited-liability company.    The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

        (Added to NRS by 1995, 2088)

        NRS 92A.370    Rights of dissenting member of domestic nonprofit corporation.

        1.     Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

        2.     Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

        (Added to NRS by 1995, 2088)

        NRS 92A.380    Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

        1.     Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

          (a)   Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

            (1)   If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

            (2)   If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

          (b)   Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

          (c)   Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

          (d)   Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

        2.     A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

        3.     From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

        (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438)

        NRS 92A.390    Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

        1.     There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

          (a)   The articles of incorporation of the corporation issuing the shares provide otherwise; or

          (b)   The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

            (1)   Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

               (I)  The surviving or acquiring entity; or

              (II)  Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

            (2)   A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

        2.     There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

        (Added to NRS by 1995, 2088)

        NRS 92A.400    Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

        1.     A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

        2.     A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

          (a)   He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

          (b)   He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

        (Added to NRS by 1995, 2089)

        NRS 92A.410    Notification of stockholders regarding right of dissent.

        1.     If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

        2.     If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

        (Added to NRS by 1995, 2089; A 1997, 730)

        NRS 92A.420    Prerequisites to demand for payment for shares.

        1.     If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

          (a)   Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (b)   Must not vote his shares in favor of the proposed action.

        2.     If a proposed corporate action creating dissenters' rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters' rights must not consent to or approve the proposed corporate action.

        3.     A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

        (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204)

        NRS 92A.430    Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

        1.     The subject corporation shall deliver a written dissenter's notice to all stockholders entitled to assert dissenters' rights.

        2.     The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

          (a)   State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

          (b)   Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

          (c)   Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (d)   Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

          (e)   Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

        (Added to NRS by 1995, 2089; A 2005, 2205)

        NRS 92A.440    Demand for payment and deposit of certificates; retention of rights of stockholder.

        1.     A stockholder to whom a dissenter's notice is sent must:

          (a)   Demand payment;

          (b)   Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

          (c)   Deposit his certificates, if any, in accordance with the terms of the notice.

        2.     The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

        3.     The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

        (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

        NRS 92A.450    Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

        1.     The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

        2.     The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

        (Added to NRS by 1995, 2090)

        NRS 92A.460    Payment for shares: General requirements. [Effective through June 30, 2008.]

        1.     Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a)   Of the county where the corporation's registered office is located; or

          (b)   At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

        2.     The payment must be accompanied by:

          (a)   The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

          (b)   A statement of the subject corporation's estimate of the fair value of the shares;

          (c)   An explanation of how the interest was calculated;

          (d)   A statement of the dissenter's rights to demand payment under NRS 92A.480; and

          (e)   A copy of NRS 92A.300 to 92A.500, inclusive.

        (Added to NRS by 1995, 2090)

        NRS 92A.460    Payment for shares: General requirements. [Effective July 1, 2008.]

        1.     Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a)   Of the county where the corporation's principal office is located;

          (b)   If the corporation's principal office is not located in this State, in Carson City; or

          (c)   At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office.

  •
  The court shall dispose of the complaint promptly.

        2.     The payment must be accompanied by:

          (a)   The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

          (b)   A statement of the subject corporation's estimate of the fair value of the shares;

          (c)   An explanation of how the interest was calculated;

          (d)   A statement of the dissenter's rights to demand payment under NRS 92A.480; and

          (e)   A copy of NRS 92A.300 to 92A.500, inclusive.

        (Added to NRS by 1995, 2090; A 2007, 2704, effective July 1, 2008)

        NRS 92A.470    Payment for shares: Shares acquired on or after date of dissenter's notice.

        1.     A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

        2.     To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

        (Added to NRS by 1995, 2091)

        NRS 92A.480    Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

        1.     A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

        2.     A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

        (Added to NRS by 1995, 2091)

        NRS 92A.490    Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter. [Effective through June 30, 2008.]

        1.     If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

        2.     A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

        3.     The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

        4.     The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

        5.     Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a)   For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b)   For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

        (Added to NRS by 1995, 2091)

        NRS 92A.490    Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter. [Effective July 1, 2008.]

        1.     If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

        2.     A subject corporation shall commence the proceeding in the district court of the county where its principal office is located. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.

        3.     The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

        4.     The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

        5.     Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a)   For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b)   For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

        (Added to NRS by 1995, 2091; A 2007, 2705, effective July 1, 2008)

        NRS 92A.500    Legal proceeding to determine fair value: Assessment of costs and fees.

        1.     The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

        2.     The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

          (a)   Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

          (b)   Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

        3.     If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

        4.     In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

        5.     This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

        (Added to NRS by 1995, 2092)

Appendix E

BROADWIND ENERGY, INC.
2007 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

        As used herein, the following terms shall have the meanings indicated below:

          (a)   "Administrator" shall mean the Board of Directors of the Company (herein after referred to as the "Board"), or one or more Committees appointed by the Board, as the case may be.

          (b)   "Affiliate(s)" shall mean a Parent or Subsidiary of the Company.

          (c)   "Award" shall mean any grant of an Option, Restricted Stock Award, Stock Appreciation Right or Performance Award.

          (d)   "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(d), "non-employee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

          (e)   The "Company" shall mean Broadwind Energy, Inc., a Nevada corporation.

          (f)    "Fair Market Value" as of any date shall mean (i) if such stock is listed on the Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

          (g)   The "Internal Revenue Code" or "Code" is the Internal Revenue Code of 1986, as amended from time to time.

          (h)   "Option" means an incentive stock option or nonqualified stock option granted pursuant to the Plan.

          (i)    "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

          (j)    The "Participant" means (i) a key employee or officer of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9; (ii) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10; (iii) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Restricted Stock Award has been granted pursuant to Section 11; (iv) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Performance Award has been granted pursuant to Section 12; or (v) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Stock Appreciation Right has been granted pursuant to Section 13.

          (k)   "Performance Award" shall mean any Performance Shares or Performance Units granted pursuant to Section 12 hereof.

          (l)    "Performance Objective(s)" shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan. Performance Objectives may include, but shall not be limited to, any one, or a combination of, (i) revenue, (ii) net income, (iii) earnings per share, (iv) return on equity, (v) return on assets, (vi) increase in revenue, (vii) increase in share price or earnings, (viii) return on investment, or (ix) increase in market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels.

          (m)  "Performance Period" shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

          (n)   "Performance Share" shall mean any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

          (o)   "Performance Unit" shall mean any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

          (p)   The "Plan" means the Broadwind Energy, Inc. 2007 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

          (q)   "Restricted Stock Award" shall mean any grant of restricted shares of Stock of the Company pursuant to Section 11 hereof.

          (r)   "Stock," "Option Stock" or "Common Stock" shall mean the common stock, $0.001 par value of the Company reserved for Options and Awards pursuant to this Plan.

          (s)   "Stock Appreciation Right" shall mean a grant pursuant to Section 13 hereof.

          (t)    A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of the Company's outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.
PURPOSE

        The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

        It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan; through the granting of "nonqualified stock options" pursuant to Section 10 of this Plan; through the granting of Restricted Stock Awards pursuant to Section 11 of this Plan; through the granting of Performance Awards pursuant to Section 12 of this Plan; and through the granting of Stock Appreciation Rights pursuant to Section 13 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the stockholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board. In no event shall any Awards, except for nonqualified stock options, be granted prior to the date this Plan is approved by the stockholders of the Company. Any incentive stock options granted after adoption of the Plan by the Board shall be treated as nonqualified stock options if stockholder approval is not obtained within such twelve-month period.

SECTION 3.
EFFECTIVE DATE OF PLAN

        The Plan shall be effective as of the date of adoption by the Board, subject to approval by the stockholders of the Company as required in Section 2.

SECTION 4.
ADMINISTRATION

        The Plan shall be administered by the Board or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the "Administrator"). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the option price, if any; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (which may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

        No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

        The Administrator shall from time to time, at its discretion and without approval of the stockholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Affiliate to whom Awards shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor renders bona fide services to the Company or any Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator may grant additional Awards under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.
STOCK

        The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. Three million five hundred thousand (3,500,000) shares of Common Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares reserved for Awards under this Plan shall be subject to adjustment as provided in Section 14 of the Plan; and provided, further, that all shares reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through incentive stock options. The following shares of Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Common Stock used to pay the exercise price under any Award, (v) shares of Common Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (vi) shares of Stock covered by an Award to the extent the Award is settled in cash.

SECTION 7.
DURATION OF PLAN

        Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3. Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Administrator.

SECTION 8.
PAYMENT

        Participants may pay for shares upon exercise of Options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company's Common Stock, or any combination thereof. Any stock so tendered as part of such payment shall be valued at such stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. "Previously-owned shares" means shares of the Company's Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the Option, or for such other period of time as may be required by generally accepted accounting principles.

        With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

        Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written incentive stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to

Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

          (a)    Number of Shares and Option Price.    The Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Code Section 424(a), or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Company's Common Stock on the date of the grant of the Option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

          (b)    Term and Exercisability of Incentive Stock Option.    The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. Except as permitted by Code Section 424(a), in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

          The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c)    Nontransferability.    No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

          (d)    No Rights as Stockholder.    A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by an incentive stock option until the date the Participant is recorded on the stock transfer books of the Company as the owner of the Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such transfer is actually recorded (except as otherwise provided in Section 14 of the Plan).

          (e)    Withholding.    The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an incentive stock option or a "disqualifying disposition" of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold Common Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares or to have shares withheld for this purpose shall be made on or before the date the incentive stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (f)    Other Provisions.    The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

        Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written nonqualified stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

          (a)    Number of Shares and Option Price.    The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option.

          (b)    Term and Exercisability of Nonqualified Stock Option.    The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c)    Transferability.    A nonqualified stock option shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

          (d)    No Rights as Stockholder.    A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by a nonqualified stock option until the date the Participant is recorded on the stock transfer books of the Company as the owner of the Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such transfer is actually recorded (except as otherwise provided in Section 14 of the Plan).

          (e)    Withholding.    The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold Common Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares or to have shares withheld for this purpose shall be made on or before the date the nonqualified stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (f)    Other Provisions.    The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
RESTRICTED STOCK AWARDS

        Each Restricted Stock Award granted pursuant to the Plan shall be evidenced by a written restricted stock agreement (the "Restricted Stock Agreement"). The Restricted Stock Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement shall comply with and be subject to the following terms and conditions:

          (a)    Number of Shares.    The Restricted Stock Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award.

          (b)    Risks of Forfeiture.    The Restricted Stock Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

          (c)    Issuance of Shares; Rights as Stockholder.    With respect to a Restricted Stock Award, the Company may cause to be issued a stock certificate representing such shares of Stock in the Participant's name and deliver such certificate to the Participant; provided, however, that the

  Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement and providing for the cancellation and return of such certificate if the Stock subject to the Restricted Stock Award is forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a stockholder with respect to such shares.

          (d)    Withholding Taxes.    The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Award. In the event the Participant is required under the Restricted Stock Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (e)    Nontransferability.    No Restricted Stock Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award shall terminate.

          (f)    Other Provisions.    The Restricted Stock Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
PERFORMANCE AWARDS

        Each Performance Award granted pursuant to this Section 12 shall be evidenced by a written performance award agreement (the "Performance Award Agreement"). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

          (a)    Awards.    Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the

  Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

          (b)    Performance Objectives, Performance Period and Payment.    The Performance Award Agreement shall set forth:

              (i)  the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

             (ii)  one or more Performance Objectives established by the Administrator;

            (iii)  the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

            (iv)  the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

             (v)  the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

          (c)    Withholding Taxes.    The Company or its Affiliates shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to Participant as a result of the grant of Performance Shares. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares or to have shares withheld for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (d)    Nontransferability.    No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

          (e)    No Rights as Stockholder.    A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Performance Award until the date Participant is recorded on the stock transfer books of the Company as the owners of the shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such transfer is actually recorded (except as otherwise provided in Section 14 of the Plan).

          (f)    Other Provisions.    The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.
STOCK APPRECIATION RIGHTS

        Each Stock Appreciation Right granted pursuant to this Section 13 shall be evidenced by a written stock appreciation right agreement (the "Stock Appreciation Right Agreement"). The Stock Appreciation Right Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Right Agreement shall comply with and be subject to the following terms and conditions:

          (a)    Awards.    A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

          (b)    Term and Exercisability.    The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Right Agreement. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant.

          (c)    Withholding Taxes.    The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold Common Stock issuable to Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (d)    Nontransferability.    No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

          (e)    No Rights as Stockholder.    A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Stock Appreciation

  Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

          (f)    Other Provisions.    The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

SECTION 14.
RECAPITALIZATION, SALE, MERGER, EXCHANGE
OR LIQUIDATION

        In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Administrator may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each outstanding Award, and, if applicable, the price per share thereof to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

        Unless otherwise provided in the agreement evidencing an Award, in the event of an acquisition of the Company through: the sale of substantially all of the Company's assets and the consequent discontinuance of its business; an acquisition of 50% or more of the total combined voting power of all classes of securities of the Company; or a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise (collectively referred to as a "transaction"), the Administrator may provide for one or more of the following:

          (a)   the equitable acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards;

          (b)   the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock Appreciation Right prior to the effectiveness of such transaction), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards for which the risks of forfeiture have not lapsed;

          (c)   that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Option or Stock Appreciation Right, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

          (d)   that Participants holding outstanding Restricted Stock Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such

  Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

          (e)   the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such transaction and the right to exercise such Options and Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction;

          (f)    the continuance of the Plan with respect to Restricted Stock Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

          (g)   the continuance of the Plan with respect to Performance Awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason for such transaction.

The Administrator may condition any acceleration of exercisability or other right to which Participant is not entitled upon any additional agreements from Participant, including, without limitation, a Participant agreeing to additional restrictive covenants (e.g., confidentiality, noncompetition, non-solicitation, non-circumvention, etc.) and Participant agreeing to continue to perform services for the Company, a successor or purchaser of all or any portion of the Company's business or related assets for substantially the same base salary for a period of up to six months.

        The Administrator may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 15.
INVESTMENT PURPOSE

        No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

        As a further condition to the grant of any Option or the issuance of Stock to Participant, Participant agrees to the following:

          (a)   In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain stockholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

          (b)   In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

          (c)   In the event of a transaction (as defined in Section 14 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

        The Company reserves the right to place a legend on any stock certificate issued in connection with an Award pursuant to the Plan to assure compliance with this Section 15.

SECTION 16.
AMENDMENT OF THE PLAN

        The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 14 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the stockholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 17.
NO OBLIGATION TO EXERCISE OPTION

        The granting of an Option shall impose no obligation upon the Participant to exercise such Option. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.

BROADWIND ENERGY, INC.

ANNUAL MEETING OF STOCKHOLDERS

Friday, June 20, 2008
7:30 a.m. (Central Daylight Time)
Hilton Lisle/Naperville
3003 Corporate West Drive
Lisle, Illinois 60532

Broadwind Energy, Inc. 47 East Chicago Avenue Suite 332 Naperville, Illinois 60540	PROXY

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 20, 2008.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2, 3, 4 and 5.

By signing the proxy, you revoke all prior proxies and appoint J. Cameron Drecoll, and Matthew J. Gadow, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

COMPANY #
There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE—TOLL FREE—1-800-560-1965—QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on June 19, 2008.
  •
  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET—http://www.eproxy.com/bwen/—QUICK *** EASY *** IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on June 19, 2008.
  •
  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Broadwind Energy, Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card
Please detach here

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1. Elect directors:	01 J. Cameron Drecoll	04 Terence P. Fox	☐	Vote FOR	☐	Vote
	02 James M. Lindstrom	05 William M. Barrett		all nominees		WITHHELD
	03 Charles H. Beynon	06 David P. Reiland		(except as marked)		from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right).

2.	Approve the reincorporation of the Company from the State of Nevada to the State of Delaware.	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	Approve the amendment to the Articles of Incorporation to increase the authorized common shares from 100,000,000 to 150,000,000.	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	Approve the Broadwind Energy, Inc. 2007 Equity Incentive Plan	☐ FOR	☐ AGAINST	☐ ABSTAIN
5.	Ratify selection of Grant Thornton LLP as independent registered public accounting firm.	☐ FOR	☐ AGAINST	☐ ABSTAIN
6.	In their discretion, upon such other business as may properly come before the Meeting and any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left indicating, where appropriate, official position or representative capacity. For stock held in joint tenancy, each joint tenant should sign.

QuickLinks

INTRODUCTION
OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL STOCKHOLDERS AND MANAGEMENT STOCKHOLDINGS
ELECTION OF DIRECTORS (Proposal No. 1)
CORPORATE GOVERNANCE
CERTAIN TRANSACTIONS
EXECUTIVE COMPENSATION
APPROVAL OF CHANGE OF BROADWIND'S STATE OF INCORPORATION FROM NEVADA TO DELAWARE (Proposal No. 2)
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION (Proposal No. 3)
APPROVAL OF ADOPTION OF THE 2007 EQUITY INCENTIVE PLAN (Proposal No. 4)
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal No. 5)
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
STOCKHOLDER PROPOSALS
FORM 10-KSB
Appendix A
PLAN OF CONVERSION OF BROADWIND ENERGY, INC., a Nevada corporation TO BROADWIND ENERGY, INC., a Delaware corporation
WITNESSETH
Appendix B
CERTIFICATE OF INCORPORATION OF BROADWIND ENERGY, INC. a Delaware corporation
ARTICLE I NAME
ARTICLE II RESIDENT AGENT & REGISTERED OFFICE
ARTICLE III PURPOSE
ARTICLE IV SHARES OF STOCK
ARTICLE V DIRECTORS
ARTICLE VI INCORPORATOR
ARTICLE VII PERIOD OF DURATION
ARTICLE VIII DIRECTORS' LIABILITY
ARTICLE IX INDEMNITY
ARTICLE X BYLAWS
ARTICLE XI SECTION 203 OPT OUT
ARTICLE XII AMENDMENTS
Appendix C
BYLAWS OF BROADWIND ENERGY, INC.
BROADWIND ENERGY, INC. BYLAWS TABLE OF CONTENTS
BYLAWS OF BROADWIND ENERGY, INC.
ARTICLE I Offices
ARTICLE II Stockholders
ARTICLE III Directors
ARTICLE IV Officers and Agents
ARTICLE V Stock
ARTICLE VI Execution of Instruments; Loans, Checks and Endorsements; Deposits; Proxies
ARTICLE VII Miscellaneous
SECRETARY'S CERTIFICATION
Appendix D
RIGHTS OF DISSENTING OWNERS
Appendix E
BROADWIND ENERGY, INC. 2007 EQUITY INCENTIVE PLAN
SECTION 1. DEFINITIONS
SECTION 2. PURPOSE
SECTION 3. EFFECTIVE DATE OF PLAN
SECTION 4. ADMINISTRATION
SECTION 5. PARTICIPANTS
SECTION 6. STOCK
SECTION 7. DURATION OF PLAN
SECTION 8. PAYMENT
SECTION 9. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
SECTION 10. TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
SECTION 11. RESTRICTED STOCK AWARDS
SECTION 12. PERFORMANCE AWARDS
SECTION 13. STOCK APPRECIATION RIGHTS
SECTION 14. RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION
SECTION 15. INVESTMENT PURPOSE
SECTION 16. AMENDMENT OF THE PLAN
SECTION 17. NO OBLIGATION TO EXERCISE OPTION